                                                Securities Act File No. 33-68090
                                        Investment Company Act File No. 811-7988

                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   /X/

                          Pre-Effective Amendment No.                  / /

                          Post-Effective Amendment No. 37              /X/

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT       /X/
                                     OF 1940

                                Amendment No. 37                       /X/

                          LORD ABBETT INVESTMENT TRUST
                          ----------------------------
                Exact Name of Registrant as Specified in Charter

               90 Hudson Street Jersey City, New Jersey 07302-3973
               ---------------------------------------------------
                      Address of Principal Executive Office

                  Registrant's Telephone Number (800) 201-6984
                  --------------------------------------------

          Christina T. Simmons, Vice President and Assistant Secretary
               90 Hudson Street Jersey City, New Jersey 07302-3973
               ---------------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

/ /   immediately on filing pursuant to paragraph (b)

/ /   on (date) pursuant to paragraph (b)

/ /   60 days after filing pursuant to paragraph (a) (1)

/X/   on October 19, 2004 pursuant to paragraph (a) (1)

/ /   75 days after filing pursuant to paragraph (a) (2)

/ /   on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

  THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THESE
   SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL NOR DOES IT SEEK AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE
                        OFFER OR SALE IS NOT PERMITTED.

[LORD ABBETT(R) LOGO]

2004
PROSPECTUS
CLASS Y SHARES

LORD ABBETT
  BALANCED FUND
  LIMITED DURATION U.S.
    GOVERNMENT & GOVERNMENT
    SPONSORED ENTERPRISES FUND
  U.S. GOVERNMENT & GOVERNMENT
     SPONSORED ENTERPRISES FUND


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CLASS Y SHARES OF BALANCED FUND, LIMITED DURATION U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND, AND U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND ARE NEITHER OFFERED TO THE GENERAL PUBLIC NOR AVAILABLE IN ALL STATES.

PLEASE CALL 800-821-5129 FOR FURTHER INFORMATION.

                                TABLE OF CONTENTS

                                                                             PAGE
                              THE FUNDS

      Information about the goal,  Balanced Fund                               2
  principal strategy, main risks,  Limited Duration U.S.
  performance, fees, and expenses    Government & Government
                                     Sponsored Enterprises Fund                8
                                   U.S. Government & Government
                                     Sponsored Enterprises Fund               11
                                   Additional Investment Information          14
                                   Management                                 16

                            YOUR INVESTMENT

         Information for managing  Purchases                                  17
                your Fund account  Redemptions                                19
                                   Distributions and Taxes                    20
                                   Services For Fund Investors                20

                        ADDITIONAL INFORMATION

How to learn more about the Funds Back Cover and other Lord Abbett Funds

                                                                   BALANCED FUND

                                    THE FUNDS

GOAL

     The Fund's investment objective is current income and capital growth.

PRINCIPAL STRATEGY

     This Fund is a "fund of funds" - meaning it invests in other mutual funds rather than directly in portfolio securities like stocks, bonds and money market instruments. To pursue its goal, the Fund uses an asset allocation investment process by investing in other funds managed by Lord, Abbett & Co. LLC ("Lord Abbett"). These underlying funds generally focus their investments in either equity or fixed income securities.

     The Fund will generally seek to allocate investments in equity and fixed income funds in a proportion that the manager believes is best suited to achieving the Fund's investment objective in light of current market conditions. The current proportion is the Target Allocation. The manager may vary this proportion within the Target Range.

     The Fund will decide in which of the underlying funds it will invest at any particular time, as well as the relative amounts invested in those funds. The Fund may change the amounts invested in any or all of the underlying funds at any time without shareholder approval.

     The table below illustrates the current Target Allocation and Target Ranges in the underlying equity and fixed income funds.

     UNDERLYING FUNDS
     BY CATEGORY                         TARGET ALLOCATION          TARGET RANGE
     ---------------------------------------------------------------------------
     EQUITY FUNDS                               60%                    40-60%
     ---------------------------------------------------------------------------
       Affiliated Fund
       All Value Fund
       Growth Opportunities Fund
       Large-Cap Core Fund
       Mid-Cap Value Fund
     ---------------------------------------------------------------------------
     FIXED INCOME FUNDS                         40%                    40-60%
     ---------------------------------------------------------------------------
       Bond-Debenture Fund
       Core Fixed Income Fund
       Total Return Fund
       U.S. Government & Government
         Sponsored Enterprises Fund

     The following is a concise description of the investment objectives and practices of each underlying fund. No offer is made in this Prospectus of the shares of the underlying funds, other than the U.S. Government & Government Sponsored Enterprises Fund.

     THE AFFILIATED FUND'S investment objective is long-term growth of capital and income without excessive fluctuations in market value. The Affiliated Fund normally invests at least 80% of its net assets in equity securities of large, seasoned U.S. and MULTINATIONAL COMPANIES with market capitalizations of at least $5 billion at the time of purchase. In selecting investments, the fund attempts to invest in securities selling at reasonable prices in relation to its assessment of their potential value.

     THE ALL VALUE FUND'S investment objective is long-term growth of capital and income without excessive fluctuations in market value. The All Value Fund purchases equity securities of U.S. and multinational companies in all market capitalization ranges that it believes are undervalued. Under normal circumstances, the fund will invest at least 50% of its net assets in equity securities of large, seasoned companies with market

[SIDENOTE]

WE OR THE FUND OR BALANCED FUND refers to the Balanced Series, a portfolio or series of Lord Abbett Investment Trust (the "Trust").

BALANCED FUND may invest in nine separate underlying funds, each with its own investment objective and policies. These funds currently consist of:

- LORD ABBETT AFFILIATED FUND
  ("Affiliated Fund")

- LORD ABBETT ALL VALUE FUND
  ("All Value Fund")

- LORD ABBETT BOND-DEBENTURE FUND
  ("Bond-Debenture Fund")

- LORD ABBETT CORE FIXED INCOME FUND
  ("Core Fixed Income Fund")

- LORD ABBETT GROWTH OPPORTUNITIES FUND
  ("Growth Opportunities Fund")

- LORD ABBETT LARGE-CAP CORE FUND
  ("Large-Cap Core Fund")

- LORD ABBETT MID-CAP VALUE FUND
  ("Mid-Cap Value Fund")

- LORD ABBETT TOTAL RETURN FUND
  ("Total Return Fund")

- LORD ABBETT U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND ("U.S. Government & Government Sponsored Enterprises Fund")


MULTINATIONAL COMPANIES are those companies that conduct their business operations and activities in more than one country.

                                                                   BALANCED FUND

     capitalizations of at least $5 billion at the time of purchase. The fund may invest its remaining assets in mid-sized and small company equity securities.

     THE BOND-DEBENTURE FUND'S investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return. The Bond-Debenture Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities of various types. These securities may include all types of bonds, debentures, mortgage-related and other asset backed securities, HIGH-YIELD DEBT SECURITIES or "junk bonds," INVESTMENT GRADE DEBT SECURITIES, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants, and emerging market debt securities. At least 20% of its assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The Fund may invest up to 20% of its net assets in equity securities.

     THE CORE FIXED INCOME FUND'S investment objective is to seek income and capital appreciation to produce a high total return. The Core Fixed Income Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities of various types. These securities primarily include U.S. Government, mortgage-related, and investment grade debt securities, including those issued by non-U.S. entities but denominated in U.S. dollars (known as "Yankees").

     THE GROWTH OPPORTUNITIES FUND'S investment objective is to seek capital appreciation. The Growth Opportunities Fund uses a growth style of investing favoring companies that show the potential for strong revenue and earnings growth. Under normal circumstances, the fund invests at least 65% of its net assets in equity securities of mid-sized companies within the market capitalization range of the Russell Mid-Cap Index, a widely used benchmark for mid-cap stock performance. As of July 1, 2003, the market capitalization range of the Russell Mid-Cap Index was approximately $450 million to $12 billion. This market capitalization range will vary in response to changes in the market.

     THE LARGE-CAP CORE FUND'S investment objective is growth of capital and growth of income consistent with reasonable risk. The Large-Cap Core Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large, seasoned, U.S. and multinational companies with market capitalizations of at least $5 billion at the time of purchase. The fund invests in the full spectrum of large companies including those with value or growth characteristics.

     THE MID-CAP VALUE FUND'S investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies with market capitalizations of roughly $500 million to $10 billion at the time of purchase.

     THE TOTAL RETURN FUND'S investment objective is to seek income and capital appreciation to produce a high total return. The Total Return Fund invests primarily in the following fixed income securities: U.S. Government securities; mortgage-related securities; and investment grade debt securities, including those issued by non-U.S. entities but denominated in U.S. dollars (known as "Yankees"); high-yield debt securities or "junk bonds;" and securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. Investments in high-yield debt and non-U.S. debt denominated in foreign currencies are each limited to 20% of its net assets.

     THE U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND'S investment objective is high current income consistent with reasonable risk. By reasonable risk we mean that the volatility the fund is expected to have over time will approximate that of the Lehman Brothers Government Bond Index. The fund normally invests at least 80% of its net assets, plus the

[SIDENOTE]

HIGH-YIELD DEBT SECURITIES (sometimes called "lower rated bonds" or "junk bonds") are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. High-yield debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for high-yield debt securities may also be less liquid.

INVESTMENT GRADE DEBT SECURITIES are debt securities that are rated within the four highest grades assigned by Moody's Investor Service, Inc. (Aaa, Aa, A,
Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB) or Fitch Investors Service (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.

                                                                   BALANCED FUND

     amount of any borrowings for investment purposes, in obligations issued by the U.S. Treasury and certain obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including mortgage-related securities.

MAIN RISKS OF THE BALANCED FUND AND ITS UNDERLYING FUNDS

     The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportion in which the Fund invests in them.

     You may invest in the underlying funds directly. By investing in the Fund, you will incur a proportionate share of the expenses of the underlying funds in addition to any expenses of the Fund.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Fund offers a greater level of diversification than many other types of mutual funds, it is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

     The following summarizes some, but not all, of the risks that apply to each underlying fund and may result in a loss of your investment. There can be no assurance that an underlying fund will achieve its investment objective.

     AFFILIATED FUND, ALL VALUE FUND, GROWTH OPPORTUNITIES FUND, LARGE-CAP CORE FUND, AND MID-CAP VALUE FUND. These underlying funds are subject to the general risks and considerations associated with equity investing. Their values will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the underlying fund invests. If an underlying fund's assessment of market conditions or companies held in the fund is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

     The underlying funds also are subject to the particular risks associated with the types of stocks in which they normally invest: VALUE STOCKS in the case of the Affiliated Fund, All Value Fund and the Mid-Cap Value Fund; GROWTH STOCKS in the case of the Growth Opportunities Fund, and value and growth stocks in the case of Large-Cap Core Fund. Value and growth stocks may perform differently than the market as a whole and differently from each other or other types of stocks. This is because these types of stocks shift in and out of favor depending on market and economic conditions. For instance, the market may fail to recognize the intrinsic value of particular value stocks for a long time. Also, growth companies may grow faster than other companies which may result in greater volatility in their stock prices.

     Investments in mid-sized or small companies generally involve greater risks than investments in large company stocks. Mid-sized or small companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have relatively less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. In addition, there may be less liquidity in mid-sized or small company stocks, subjecting them to greater price fluctuations than larger company stocks.

     Due to their investments in multinational companies, the underlying funds may experience increased market, liquidity, currency, political, information, and other risks.

[SIDENOTE]

VALUE STOCKS are stocks of companies that we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.

GROWTH STOCKS generally exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level. They tend to be more volatile than slower-growing value stocks.

                                                                   BALANCED FUND

     BOND-DEBENTURE FUND, CORE FIXED INCOME FUND, TOTAL RETURN FUND, AND U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND. These underlying funds are subject to the general risks and considerations associated with investing in debt securities. The value of an investment in each fund will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of debt securities are likely to decline. Longer-term fixed income securities are usually more sensitive to interest rate changes. This means that the longer the maturity of a security, the greater the effect a change in interest rates is likely to have on its price.

     High-yield debt securities, or junk bonds, in which the Bond-Debenture Fund and the Total Return Fund may invest are usually more credit sensitive than interest rate sensitive. In times of economic uncertainty, these securities may decline in price, even when interest rates are falling. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to an underlying fund, a risk that is greater with junk bonds in which the Bond-Debenture Fund and Total Return Fund may invest. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after the fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the underlying funds. In addition, the market for high-yield debt securities generally is less liquid than the market for higher-rated securities, subjecting them to greater price fluctuations.

     Except for the U.S. Government & Government Sponsored Enterprises Fund, each of these underlying funds may invest its assets in foreign securities in accordance with their investment objective and policies. Investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.

     The mortgage-related securities in which these underlying funds may invest, including collateralized mortgage obligations ("CMOs"), may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a fund to a lower rate of return upon reinvestment of prinicipal. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security. These factors may result in lower performance or losses for these underlying funds.

     Although certain U.S. Government securities in which the funds may invest are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements. Certain securities issued by various government sponsored enterprises such as Federal Home Loan Mortgage Corporation and Federal National Mortgage Association are not guaranteed by the U.S. Government, but are supported only by the credit of the particular government sponsored enterprises involved, and the discretionary authority of the U.S. Treasury to purchase the enterprise obligations. There is no assurance that the U.S. Government will provide financial support to such enterprises.

                                                                   BALANCED FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. Performance for Class Y shares is not shown because the Class has less than one year of performance. Class Y shares will have substantially similar annual returns as Class A shares because the two classes are invested in the same portfolio of securities. Annual returns for Class Y will differ only to the extent that the classes do not have the same expenses. This chart does not reflect the sales charges applicable to Class A shares. Class A shares are not offered by this Prospectus.

--------------------------------------------------------------------------------
BAR CHART (PER CALENDAR YEAR) - CLASS A SHARES
--------------------------------------------------------------------------------

[CHART]

1995                      +22.8%
1996                       +9.1%
1997                      +17.3%
1998                       +8.8%
1999                      +11.0%
2000                       +7.4%
2001                       -1.8%
2002                      -10.9%
2003                      +24.5%

BEST QUARTER   2nd Q '03  +13.2%

WORST QUARTER  3rd Q '02  -11.9%

     The total return of the Fund's Class A shares for the six-month period from January 1, 2004 to June 30, 2004 was 2.47%.

     The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index, a more narrowly based index that more closely reflects the market sectors in which the Fund invests, and the Lipper Balanced Funds Average. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns for Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2003
--------------------------------------------------------------------------------

SHARE CLASS                                                                 1 YEAR   5 YEARS  LIFE OF FUND(1)
Class A Shares
 Return Before Taxes                                                         17.27%    4.11%       8.51%
 Return After Taxes on Distributions                                         15.83%    1.65%       5.64%
 Return After Taxes on Distributions
  and Sale of Fund Shares                                                    11.11%    2.01%       5.55%
Russell 3000(R)Index(2)
 (reflects no deduction for fees, expenses, or taxes)                        31.06%    0.37%      12.02%(3)
60% Russell 3000(R), 40% Lehman Brothers
 Aggregate Bond Index(2)
 (reflects no deduction for fees, expenses, or taxes)                        20.28%    3.05%      10.58%(3)
Lipper Balanced Funds Average(2)
 (reflects no deduction for fees, expenses, or taxes)                        19.09%    2.35%       9.19%(3)

(1) The date Class A was first offered to the public is 12/27/94.

(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

(3) Represents total returns for the period 12/31/94 to 12/31/03, to correspond with Class A period shown.

[SIDENOTE]

The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

                                                                   BALANCED FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund.

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------

                                                                        CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
 (as a % of offering price)                                              none
Maximum Deferred Sales Charge                                            none
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets)
 (as a % of average net assets)(1)
Management Fees (See "Management")                                       0.10%
Other Expenses                                                           0.20%
Underlying Funds' Expenses(2)                                            0.58%
Total Operating Expenses                                                 0.88%

(1) The annual operating expenses are based on estimated expenses.

(2) Shareholders in the Balanced Fund bear indirectly the Class Y shares expenses of the underlying funds in which the Balanced Fund invests. Because the amount of Balanced Fund's assets invested in each of the underlying funds changes daily, the amounts shown in the table are approximate amounts.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. In addition, the example assumes the Fund pays the operating expenses set forth in the fee table above and the Fund's pro rata share of the Class Y expenses of the underlying funds. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SHARE CLASS               1 YEAR           3 YEARS           5 YEARS         10 YEARS
Class Y Shares             $ 90             $ 281             $ 488          $  1,084

[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

LORD ABBETT IS CURRENTLY WAIVING ITS MANAGEMENT FEES FOR THE FUND. LORD ABBETT MAY STOP WAIVING THE MANAGEMENT FEES AT ANY TIME. TOTAL OPERATING EXPENSES LESS THE MANAGEMENT FEE WAIVER AND EXPENSES ASSUMED BY UNDERLYING FUNDS (AS DESCRIBED BELOW) ARE 0.00% (CLASS Y SHARES).

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund. The Fund has entered into a servicing arrangement with the underlying funds under which the underlying funds may bear certain of the Fund's Other Expenses. As a result, the Fund does not expect to bear any of these Other Expenses.

                                              LIMITED DURATION U.S. GOVERNMENT &
                                           GOVERNMENT SPONSORED ENTERPRISES FUND

GOAL

     The Fund's investment objective is to seek a high level of income from a portfolio consisting primarily of limited duration U.S. Government securities. The Fund is not a money market fund.

PRINCIPAL STRATEGY

     To pursue its goal, the Fund primarily invests in short- and intermediate-duration U.S. Government securities, and securities issued or guaranteed by government sponsored enterprises, which the Fund expects will produce a high level of income. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and certain obligations issued or guaranteed by U.S. Government agencies and instrumentalities (including mortgage-related securities), such as:

     - FEDERAL HOME LOAN BANK
     - FEDERAL HOME LOAN MORTGAGE CORPORATION
     - FEDERAL NATIONAL MORTGAGE ASSOCIATION
     - GOVERNMENT NATIONAL MORTGAGE ASSOCIATION

     The Fund will provide shareholders with at least 60 days' notice of any change in this policy.

     The Fund may invest its remaining assets in various types of fixed income securities, including investment grade debt securities, asset-backed securities and cash equivalents.

     The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds. Duration is a mathematical concept that measures a portfolio's exposure to interest rate changes. The Fund expects to maintain its average duration range between one and four years. The higher the Fund's duration, the more sensitive it is to interest rate risk.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of your investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline. The Fund does not attempt to maintain a stable net asset value.

     Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements. The Fund generally invests a substantial portion of its assets in securities issued or guaranteed by various government sponsored enterprises. Some of these securities, such as those issued by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government (i.e., the payment of principal and interest on those securities is unconditionally guaranteed by the U.S. Government). Others are not guaranteed by the U.S. Government, but are supported only by the credit of the government sponsored enterprise itself and the discretionary authority of the U.S. Treasury to purchase the enterprise's obligations, such as securities of the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, and the Federal Home Loan Bank. There is no assurance that the U.S. Government will provide financial support to government sponsored enterprises that are not supported by the full faith and credit of the U.S. Government.

     The mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

[SIDENOTE]

WE OR THE FUND OR LIMITED DURATION U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES (GSE) FUND (formerly known as Limited Duration U.S. Government Securities Series) refers to the Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund, a series or portfolio of the Trust.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

                                              LIMITED DURATION U.S. GOVERNMENT &
                                           GOVERNMENT SPONSORED ENTERPRISES FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. Performance for Class Y shares is not shown because the Class has less than one year of performance. Class Y shares will have substantially similar annual returns as Class A shares because the two classes are invested in the same portfolio of securities. Annual returns for Class Y will differ only to the extent that the classes do not have the same expenses. This chart does not reflect the sales charges applicable to Class A shares. Class A shares are not offered by this Prospectus.

--------------------------------------------------------------------------------
BAR CHART (PER CALENDAR YEAR) - CLASS A SHARES
--------------------------------------------------------------------------------

[CHART]

1994         -3.5%
1995        +10.1%
1996         +1.3%
1997         +6.9%
1998         +6.6%
1999         +2.8%
2000         +9.2%
2001         +6.5%
2002         +7.6%
2003         +1.8%

BEST QUARTER   3rd Q '01  +3.5%

WORST QUARTER  1st Q '94  -2.8%

     The total return of the Fund's Class A shares for the six-month period from January 1, 2004 to June 30, 2004 was -0.62%.

     The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns for Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2003
--------------------------------------------------------------------------------

SHARE CLASS                                         1 YEAR    5 YEARS    10 YEARS    LIFE OF FUND
Class A Shares
 Return Before Taxes                                -1.44%      4.85%      4.51%         --
 Return After Taxes on Distributions                -2.71%      2.76%      2.30%         --
 Return After Taxes on Distributions
  and Sale of Fund Shares                           -0.92%      2.82%      2.42%         --
Lehman Intermediate
Government Bond Index(1)
 (reflects no deduction of fees, expenses or taxes)  2.29%      6.18%      6.32%

(1) The performance of the unmanaged index is not necessarily representative of the Fund's performance.

[SIDENOTE]

The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

                                              LIMITED DURATION U.S. GOVERNMENT &
                                           GOVERNMENT SPONSORED ENTERPRISES FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund.

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------

                                                                            CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
 (as a % of offering price)                                                  none
Maximum Deferred Sales Charge                                                none
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets)
 (as a % of average net assets)(1)
Management Fees (See "Management")                                           0.50%
Other Expenses                                                               0.22%
Total Operating Expenses                                                     0.72%

(1) The annual operating expenses are based on estimated expenses.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SHARE CLASS               1 YEAR       3 YEARS      5 YEARS      10 YEARS
Class Y Shares             $ 74         $ 230        $ 401        $ 894

[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                               U.S. GOVERNMENT &
                                           GOVERNMENT SPONSORED ENTERPRISES FUND

GOAL

     The Fund's investment objective is high current income consistent with reasonable risk. By reasonable risk we mean that the volatility the Fund is expected to have over time will approximate that of the Lehman Brothers Government Bond Index.

PRINCIPAL STRATEGY

     To pursue its goal, the Fund primarily invests in U.S. Government securities, and securities issued or guaranteed by government sponsored enterprises, which the Fund expects will produce high current income consistent with reasonable risk. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in obligations issued by the U.S. Treasury and certain obligations issued or guaranteed by U.S. Government agencies and instrumentalities (including mortgage-related securities), such as:

     - FEDERAL HOME LOAN BANK
     - FEDERAL HOME LOAN MORTGAGE CORPORATION
     - FEDERAL NATIONAL MORTGAGE ASSOCIATION
     - FEDERAL FARM CREDIT BANK
     - GOVERNMENT NATIONAL MORTGAGE ASSOCIATION

     The Fund will provide shareholders with at least 60 days' notice of any change in this policy. The Fund attempts to manage, but not eliminate, interest rate risk through its management of the average duration of the securities it holds. Duration is a mathematical concept that measures a portfolio's exposure to interest rate changes. The Fund expects to maintain its average duration range between three and eight years. The higher the Fund's duration, the more sensitive it is to interest rate risk.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of your investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline. The Fund does not attempt to maintain a stable net asset value.

     Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements. The Fund generally invests a substantial portion of its assets in securities issued or guaranteed by various government sponsored enterprises. Some of these securities, such as those issued by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government (i.e., the payment of principal and interest on those securities is unconditionally guaranteed by the U.S. Government). Others are not guaranteed by the U.S. Government, but are supported only by the credit of the government sponsored enterprise itself and the discretionary authority of the U.S. Treasury to purchase the enterprise's obligations, such as securities of the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, and the Federal Home Loan Bank. Others, such as the Federal Farm Credit Bank, are supported only by the credit of the government sponsored enterprise itself. There is no assurance that the U.S. Government will provide financial support to government sponsored enterprises that are not supported by the full faith and credit of the U.S. Government.

     The mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

[SIDENOTE]

WE OR THE FUND OR U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES (GSE) FUND (formerly known as U.S. Government Securities Series) refers to the Lord Abbett U.S. Government & Government Sponsored Enterprises Fund, a portfolio or series of the Trust.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

                                                               U.S. GOVERNMENT &
                                           GOVERNMENT SPONSORED ENTERPRISES FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. Performance for Class Y shares is not shown because the Class has less than one year of performance. Class Y shares will have substantially similar annual returns as Class A shares because the two classes are invested in the same portfolio of securities. Annual returns for Class Y will differ only to the extent that the classes do not have the same expenses. This chart does not reflect the sales charges applicable to Class A shares. Class A shares are not offered by this Prospectus.

--------------------------------------------------------------------------------
BAR CHART (PER CALENDAR YEAR) - CLASS A SHARES(1)
--------------------------------------------------------------------------------

[CHART]

1994         -4.3%
1995        +15.7%
1996         +1.7%
1997         +9.2%
1998         +7.9%
1999         -1.6%
2000        +11.4%
2001         +6.9%
2002         +9.8%
2003         +1.6%

BEST QUARTER   3rd Q '01  +4.8%
WORST QUARTER  1st Q '94  -3.4%

     The total return of the Fund's Class A shares for the six-month period from January 1, 2004 to June 30, 2004 was -0.07%.

(1) Returns are for a class not offered in this Prospectus that would have substantially similar annual returns as Class Y because the shares are invested in the same portfolio of securities. Annual returns for Class Y would differ only to the extent that the classes do not have the same expenses.

     The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns for Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2003
--------------------------------------------------------------------------------

SHARE CLASS                                            1 YEAR     5 YEARS     10 YEARS    LIFE OF FUND
Class A Shares
 Return Before Taxes                                   -3.12%       4.49%       5.13%          --
 Return After Taxes on Distributions                   -4.41%       2.32%       2.40%          --
 Return After Taxes on Distributions
  and Sale of Fund Shares                              -2.04%       2.45%       2.59%          --
Lehman Brothers Government
Bond Index(1)
 (reflects no deduction of fees, expenses or taxes)     2.36%       6.26%       6.72%

(1) The performance of the unmanaged index is not necessarily representative of the Fund's performance.

[SIDENOTE]

The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

                                                               U.S. GOVERNMENT &
                                           GOVERNMENT SPONSORED ENTERPRISES FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund.

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------

                                                                         CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
 (as a % of offering price)                                                none
Maximum Deferred Sales Charge (See "Purchases")                            none
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets)
 (as a % of average net assets)(1)
Management Fees (See "Management")                                         0.50%
Other Expenses                                                             0.23%
Total Operating Expenses                                                   0.73%

(1) The annual operating expenses are based on estimated expenses.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SHARE CLASS               1 YEAR          3 YEARS         5 YEARS       10 YEARS
Class Y Shares             $ 75            $ 233           $ 406         $ 906

[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

ADDITIONAL INVESTMENT INFORMATION

     This section describes some of the investment techniques that might be used by each Fund and the Balanced Fund's underlying funds and some of the risks associated with those techniques.

     ADJUSTING INVESTMENT EXPOSURE. Each Fund and each of the Balanced Fund's underlying funds will be subject to the risks associated with investments. Each Fund and the Balanced Fund's underlying funds may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, each Fund and each of the Balanced Fund's underlying funds may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with a Fund's or underlying fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.

     EQUITY SECURITIES. Some of the Balanced Fund's underlying funds may invest in equity securities. Equity securities may include common stocks, preferred stocks, convertible preferred stocks, warrants, and similar instruments. Common stocks, the most familiar type, represent an ownership interest in a company. The value of equity securities fluctuates based on changes in a company's financial condition, and on market and economic conditions.

     FOREIGN SECURITIES. Certain of the Balanced Fund's underlying funds may invest in foreign securities. This limitation does not include American Depositary Receipts ("ADRs"). Foreign securities may pose greater risk than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. As a result, there may be less information publicly available about foreign companies than most U.S. companies. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher, in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Each Fund, as well as certain of the Balanced Fund's underlying funds, may enter into financial futures contracts and options thereon for bona fide hedging purposes or to pursue risk management strategies. These transactions involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or in the over-the-counter market ("OTC"). Each Fund may not purchase or sell futures contracts or options on futures contracts on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

     RISKS OF OPTIONS AND FUTURES. Fund transactions in futures, options on futures and other options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and a Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

     MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. Each Fund and certain of the Balanced Fund's underlying funds may invest extensively in mortgage-related securities and certain of the Balanced Fund's underlying funds, and Limited Duration U.S. Government & Government Sponsored Enterprises Fund also may invest in other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The value of these securities is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets; an unexpected change in the rate of principal payments may cause these securities to perform poorly.

     PORTFOLIO TURNOVER RATE. The Limited Duration U.S. Government & Government Sponsored Enterprises Fund and U.S. Government & Government Sponsored Enterprises Fund may engage in active and frequent trading of their portfolio securities to achieve their principal investment strategies and can be expected to have a portfolio turnover rate substantially in excess of 100%. For the fiscal year ended November 30, 2003, the portfolio turnover rate for the Limited Duration U.S. Government & Government Sponsored Enterprises Fund was 463.24% and the portfolio turnover rate for the U.S. Government & Government Sponsored Enterprises Fund was 667.87%. This rate varies from year to year. High turnover increases transaction costs and may increase taxable capital gains.

     TEMPORARY DEFENSIVE INVESTMENTS. At times each Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent a Fund from achieving its investment objective.

MANAGEMENT

     The Funds' investment adviser is Lord, Abbett & Co. LLC which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $80 billion in more than 40 mutual funds and other advisory accounts as of June 30, 2004.

     Lord Abbett is entitled to an annual management fee based on each Fund's average daily net assets. Each fee is calculated daily and payable monthly.

     Effective April 1, 2004, Lord Abbett reduced its contractual management fee from .75 of 1% to .10 of 1% for BALANCED FUND. For the fiscal year ended November 30, 2003, Lord Abbett waived its entire management fee of .75 of 1% for Balanced Fund. Lord Abbett may stop waiving the management fee at any time.

     For the fiscal year ended November 30, 2003, the fee paid to Lord Abbett was at a rate of .50 of 1% of average daily net assets of the LIMITED DURATION U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND.

     Lord Abbett is entitled to the following fee for U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND calculated as follows:

        .50 of 1% on the first $3 billion of average daily net assets and .45 of 1% on its assets over $3 billion.

     Based on this calculation, the fee paid to Lord Abbett for the fiscal year ended November 30, 2003, was at an effective rate of .50 of 1% of this Fund's average daily net assets.

     In addition, Lord Abbett provides certain administrative services to each Fund for a fee at the annual rate of .04 of 1% of each Fund's average daily net assets, with the exception of Balanced Fund which pays no such fee. Each Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.

     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund's investments.

     BALANCED FUND. Robert S. Dow, Managing Partner and Chief Investment Officer, Zane E. Brown, Partner and Director of Fixed Income, and Robert G. Morris, Partner and Director of Equity Investments, oversee and review the allocation and investment of the Fund's assets in the underlying funds.
     Mr. Dow began his tenure with Lord Abbett in 1972. Mr. Brown has been with Lord Abbett since 1992. Mr. Morris has been with Lord Abbett since 1991.

     LIMITED DURATION U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND AND U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND. Robert I. Gerber, Partner and Director of Taxable Fixed Income Management, heads the team. Mr. Gerber joined Lord Abbett in 1997. The other senior team members are Walter H. Prahl and Robert A. Lee. Mr. Prahl, Partner and Director of Quantitative Research, Taxable Fixed Income, joined Lord Abbett in 1997. Mr. Lee, Partner and Fixed Income Investment Manager, joined Lord Abbett in 1997.

                                YOUR INVESTMENT

PURCHASES

     CLASS Y SHARES. You may purchase Class Y shares at the net asset value ("NAV") per share next determined after we receive your purchase order submitted in proper form. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information see below. No sales charges apply.

     NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after a Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV. In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost. Securities for which prices or market quotations are not available are valued under fair value procedures approved by the Board. Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

     We reserve the right to withdraw all or any part of the offering made by this Prospectus, waive or change minimum investment requirements, and reject any purchase order. In particular, we reserve the right to reject or restrict any purchase order or exchange request if the Fund or LORD ABBETT DISTRIBUTOR LLC determines that it is in the best interest of the Fund and its shareholders. Each Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market-timing trading practices may disrupt management of the Fund, raise its expenses, and harm long-term shareholders. We have longstanding procedures in place to monitor investors, FINANCIAL INTERMEDIARIES that place orders on behalf of their clients, and other agents, and to prevent or stop such trading based on the number of transactions, amounts involved, past transactional activity, and our knowledge of current market activity, among other factors.

     All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

     WHO MAY INVEST? Class Y shares are currently available in connection with:

     (1) purchases by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such

[SIDENOTE]

AS OF THE DATE OF THIS PROSPECTUS, THE FUNDS OFFER CLASS Y SHARES ONLY TO PARTICIPANTS IN THE LORD ABBOTT 401(k) PROFIT SHARING PLAN. IN THE FUTURE, CLASS Y SHARES MAY BE OFFERED TO OTHER INVESTORS.


LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Funds to work with investment professionals that buy and/or sell shares of the Funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

     purchases; (2) purchases by the trustee or custodian under any deferred compensation or pension or profit-sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by Lord Abbett or its sub-advisers on a private-advisory-account basis; or (3) purchases by institutional investors, such as retirement plans ("Plans"), companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $50 million, that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail security business. Additional payments may be made by Lord Abbett out of its own resources with respect to certain of these sales.

     HOW MUCH MUST YOU INVEST? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our principal underwriter. Place your order with your investment dealer or send the money to the Fund (P.O. Box 219366, Kansas City, Missouri 64121). The minimum initial investment is $1 million, except for (1) certain purchases through Financial Intermediaries that charge a fee for services that include investment advisory or management services, and (2) purchases by Plans meeting the eligibility requirements described in the preceding paragraph, which have no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor, which reserves the right to reject any order.

     IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including each Fund, to obtain, verify, and record information that identifies each person or entity that opens an account. What this means for you - when you open an account, we will require your name, address, date and place of organization or date of birth, Taxpayer Identification Number or Social Security Number, and we may ask for other information that will allow us to identify you. We also will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information. You also should know that we will verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, each Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

     BUYING SHARES THROUGH YOUR DEALER. Orders for shares received by a Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at the NAV effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the NAV effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

     BUYING SHARES BY WIRE. To open an account, call 800-821-5129 Ext. 34028, Institutional Trade Dept., to set up your account and to arrange a wire transaction. Wire to: UMB, N.A., Kansas City, Routing number - 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your new account number and your name.

     To add to an existing account, wire to: UMB, N.A., Kansas City, routing number - 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your account number and your name.

REDEMPTIONS

     Redemptions of each Fund's shares are executed at the NAV next determined after a Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide a Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129.

     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Funds at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),
     - a redemption check payable to anyone other than the shareholder(s) of record,
     - a redemption check to be mailed to an address other than the address of record,
     - a redemption check payable to a bank other than the bank we have on file, or
     - a redemption for $50,000 or more.

     BY WIRE. In order to receive funds by wire, our servicing agent must have the wiring instructions on file. To verify that this feature is in place, call 800-821-5129 Ext. 34028, Institutional Trading Dept. (minimum wire:
     $1,000). Your wire redemption request must be received by a Fund before the close of the NYSE for money to be wired on the next business day.

     REDEMPTIONS IN KIND. Each Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that a Fund would do so except in unusual circumstances. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number, and other relevant information. The Funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

- In the case of an estate -

  ROBERT A. DOE
  EXECUTOR OF THE ESTATE OF
  JOHN W. DOE

  [Date]

  [SEAL]

- In the case of a corporation - ABC Corporation

  MARY B. DOE

  By Mary B. Doe, President

  [Date]

  [SEAL]

DISTRIBUTIONS AND TAXES

     Each Fund expects to pay you dividends from its net investment income monthly. The Limited Duration U.S. Government & Government Sponsored Enterprises Fund and U.S. Government & Government Sponsored Enterprises Fund normally declare dividends from their net investment income daily. Each Fund expects to distribute any net capital gains annually as "capital gains distributions." Distributions will be reinvested in Fund shares unless you instruct a Fund to pay them to you in cash.

     A Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income; however, certain qualified dividends that a Fund receives may be subject to a reduced tax rate if you meet the holding period requirement. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions of net long-term capital gains applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.

     Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.

     If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

     Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by a Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SERVICES FOR FUND INVESTORS

     We offer the following shareholder services:

     TELEPHONE EXCHANGE PRIVILEGE. Class Y shares may be exchanged without a service charge for Class Y shares of any ELIGIBLE FUND among the Lord Abbett-sponsored funds.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

     HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of the Fund's prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219366, Kansas City, MO 64121.

     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Funds at 800-821-5129.

     RECORDKEEPING SERVICES. From time to time, the Funds may enter into arrangements with and pay fees to organizations that provide recordkeeping services to certain groups of investors in the Funds, including participants in Retirement and Benefit Plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of broker-dealers that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include: (a) establishing and

[SIDENOTE]

EXCHANGE LIMITATIONS. As described under "Your Investment -- Purchases," we reserve the right to reject or restrict any exchange request if the Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored fund offering Class Y shares.

     maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Funds in their compliance with state securities laws. In each instance, the fees the Funds pay are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services. In addition, none of these arrangements relate to distribution services. Lord Abbett Distributor LLC, the principal underwriter for the Funds, also may pay the recordkeeper or an affiliate fees for other services pursuant to a selling dealer agreement or shareholder services agreement. The Funds understand that, in accordance with guidance from the U.S. Department of Labor, Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the plans or the Investors.

TO OBTAIN INFORMATION:                                 ADDITIONAL INFORMATION

BY TELEPHONE. For shareholder account
inquiries call the Funds at:                                More information on each Fund is
800-821-5129. For literature requests                       available free upon request,
call the Funds at: 800-874-3733.                            including the following:

BY MAIL.  Write to the Funds at:                            ANNUAL/SEMI-ANNUAL REPORT
The Lord Abbett Family of Funds                             The Funds' Annual and Semi-Annual
90 Hudson Street                                            Reports contain more information
Jersey City, NJ 07302-3973                                  about each Fund's investments and
                                                            performance. The Annual Report also
VIA THE INTERNET.                                           includes details about the market
LORD, ABBETT & CO. LLC                                      conditions and investment
www.LordAbbett.com                                          strategies that had a significant
                                                            effect on each Fund's performance
Text only versions of Fund documents can                    during the last fiscal year.
be viewed online or downloaded from the
SEC: www.sec.gov.                                           STATEMENT OF ADDITIONAL INFORMATION
                                                            ("SAI")
You can also obtain copies by visiting                      Provides more details about the
the SEC's Public Reference Room in                          Funds and their policies. A current
Washington, DC (phone 202-942-8090) or                      SAI is on file with the Securities
by sending your request and a                               and Exchange Commission ("SEC") and
duplicating fee to the SEC's Public                         is incorporated by reference (is
Reference Section, Washington, DC                           legally considered part of this
20549-0102 or by sending your request                       prospectus).
electronically to publicinfo@sec.gov.



[LORD ABBETT(R) LOGO]                                          Lord Abbett Investment Trust -
                                                                 Balanced Series
                                                                 Lord Abbett Limited Duration U.S. Government &
 Lord Abbett Mutual Fund shares are distributed by:                Government Sponsored Enterprises Fund                LAIT-Y-1
           LORD ABBETT DISTRIBUTOR LLC                           Lord Abbett U.S. Government & Government                (10/04)
90 Hudson Street - Jersey City, New Jersey 07302-3973              Sponsored Enterprises Fund

                                                            SEC FILE NUMBER: 811-7988

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL NOR DOES IT SEEK AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                             OCTOBER 19, 2004

                          LORD ABBETT INVESTMENT TRUST
                                 BALANCED SERIES
                 LORD ABBETT LIMITED DURATION U.S. GOVERNMENT &
                      GOVERNMENT SPONSORED ENTERPRISES FUND
       LORD ABBETT U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND
                                (CLASS Y SHARES)
-------------------------------------------------------------------------------
This Statement of Additional Information ("SAI") is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with, the Prospectuses for the Lord Abbett Investment Trust - Balanced Series (the "Balanced Fund"), Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund, formerly known as Limited Duration U.S. Government Securities Series, (the "Limited Duration Fund"), and Lord Abbett U.S. Government & Government Sponsored Enterprises Fund, formerly known as U.S. Government Securities Series (the "U.S. Government Fund") (each individually a "Fund" or, collectively, the "Funds"), dated October 19, 2004.

Shareholder account inquiries should be made by directly contacting the Funds or by calling 800-821-5129. The Annual Report to Shareholders contains additional performance information and is available without charge, upon request by calling 800-874-3733. In addition, you can make inquiries through your dealer.

               TABLE OF CONTENTS                                           PAGE
               1.   Fund History                                             2
               2.   Investment Policies                                      2
               3.   Management of the Funds                                 14
               4.   Control Persons and Principal Holders of Securities     21
               5.   Investment Advisory and Other Services                  21
               6.   Brokerage Allocations and Other Practices               22
               7.   Classes of Shares                                       24
               8.   Purchases, Redemptions, and Pricing                     25
               9.   Taxation of the Funds                                   26
               10.  Underwriter                                             28
               11.  Performance                                             28
               12.  Financial Statements                                    30
                    Appendix A. Proxy Voting Policies and Procedures        31
                    Appendix B. Corporate Bond Ratings                      35

                                       1.
                                  FUND HISTORY

Lord Abbett Investment Trust (the "Trust") was organized as a Delaware Business Trust on August 16, 1993, with an unlimited amount of shares of beneficial interest authorized. The Trust has seven funds or series, with multiple classes. Only Class Y shares of Balanced Fund, Limited Duration Fund, and U.S. Government Fund are offered in this SAI. The Funds are diversified open-end investment management companies registered under the Investment Company Act of 1940, as amended (the "Act"). Class Y shares of the Balanced Fund, Limited Duration Fund and U.S. Government Fund are neither offered to the general public nor available in all states. As of the date of this SAI, Class Y shares of the Funds are only offered to participants in the Lord Abbett 401(k) Profit Sharing Plan. In the future, Class Y shares may be offered to other investors.

                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund's investment objective in the Prospectus cannot be changed without approval of a majority of the Fund's outstanding shares. Each Fund is also subject to the following fundamental investment restrictions that cannot be changed for a Fund without approval of a majority of that Fund's outstanding shares.

Each Fund may not:

     (1) borrow money, except that (i) it may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) it may purchase securities on margin to the extent permitted by applicable law;

     (2) pledge its assets (other than to secure borrowings, or to the extent permitted by each Fund's investment policies as permitted by applicable law);

     (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of its gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and for the Balanced Fund, securities issued by an investment company or (ii) 10% of the voting securities of such issuer;

     (7) with respect to Balanced Fund, Convertible Fund, High Yield Fund, Limited Duration Fund, U.S. Government Fund, invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry excluding securities of the U.S. Government, its agencies and instrumentalities;

     (8) with respect to Core Fixed Income Fund and Total Return Fund, invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities and mortgage-backed securities);

     (9) issue senior securities to the extent such issuance would violate applicable law; or

     (10) with respect to the U.S. Government Fund only, invest in securities other than U.S. Government securities, as described in the Prospectus.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first restriction with which the Funds must comply on a continuous basis.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund is subject to the following non-fundamental investment restrictions that may be changed by the Board of Trustees (the "Board") without shareholder approval.

Each Fund may not:
     (1) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     (2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("Rule 144A") determined by Lord Abbett to be liquid, subject to the oversight of the Board;

     (3) invest in securities issued by other investment companies except to the extent permitted by applicable law (except that Core Fixed Income Fund, Total Return Fund, and U.S. Government Fund may not rely on Sections 12(d)(1)(F) and 12(d)(1)(G) of the Act);

     (4) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of its total assets (included within such limitation, but not to exceed 2% of its total assets, are warrants that are not listed on the New York Stock Exchange ("NYSE") or American Stock Exchange or a major foreign exchange);

     (5) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that it may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

     (6) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its Prospectus and SAI, as they may be amended from time to time;

     (7) buy from or sell to any of the Trust's officers, trustees, employees, or its investment adviser or any of the adviser's officers, partners, or employees, any securities other than shares of the Trust; or

     (8) with respect to the High Yield Fund only, invest more than 10% of the market value of its gross assets at the time of investment in debt securities which are in default as to interest or principal.

     Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security.

PORTFOLIO TURNOVER RATE. For the fiscal years ended November 30, the portfolio turnover rate for each Fund was as follows:

                                                     2003       2002
                                                     ----       ----
Balanced Fund                                          0.00%      0.00%
Limited Duration  Fund                               463.24%    360.66%
U.S. Government Fund                                 667.87%    560.84%

The Funds may purchase U.S. Government securities on a when-issued basis with settlement taking place after the purchase date (without amortizing any premiums). This investment technique is expected to contribute significantly to portfolio turnover rates. However, it will have little or no transaction cost or adverse tax consequences. Transaction costs normally will exclude brokerage because a Fund's fixed-income portfolio transactions are usually on a principal basis and any markups charged normally will be more than offset by the beneficial economic consequences anticipated at the time of purchase or no purchase will be made. Generally, short-term losses on short-term U.S. Government securities purchased under this investment technique tend to offset any short-term gains due to such high portfolio turnover.

ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. This section provides further information on certain types of investments and investment techniques that may be used by each Fund, including their associated risks. In the case of the Balanced Fund, references to "each Fund" refer to the underlying funds.

AVERAGE DURATION. The Limited Duration Fund maintains its average dollar weighted portfolio duration to a range of one to four years. However, many of the securities in which the Fund invests will have remaining durations in excess of four years. The U.S. Government Fund expects to maintain its average duration between three and eight years.

Some securities may have periodic interest rate adjustments based upon an index such as the 90-day Treasury Bill rate. This periodic interest rate adjustment tends to lessen the volatility of the security's price. With respect to securities with an interest rate adjustment period of one year or less, the Funds will, when determining average-weighted duration, treat such a security's maturity as the amount of time remaining until the next interest rate adjustment.

Instruments such as GNMA, FNMA, FHLMC securities and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest rate movements. These effective maturities are calculated based upon historical payment patterns and therefore have a shorter duration than would be implied by their stated final maturity. For purposes of determining each Fund's average maturity, the maturities of such securities will be calculated based upon the issuing agency's payment factors using industry-accepted valuation models.

BORROWING MONEY. Each Fund may borrow money for certain purposes as described above under "Fundamental Investment Restrictions." If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

CONVERTIBLE SECURITIES. Certain of Balanced Fund's underlying funds may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that entitle the holders to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such, is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities.

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A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or sell the convertible security to a third party, which could result in an unanticipated principal loss. The Funds generally invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert unless the security is called or conversion is forced.

EQUITY SECURITIES. Certain of Balanced Fund's underlying funds may invest in equity securities in accordance with their investment objectives and policies. These include common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familiar type, represent an ownership interest in a company. The value of equity securities fluctuates based on changes in a company's financial condition, and on market and economic conditions.

FOREIGN CURRENCY OPTIONS. Certain of the Balanced Fund's underlying funds may take positions in options on foreign currencies to hedge against the risk that foreign exchange rate fluctuations will affect the value of foreign securities a Fund holds in its portfolio or intends to purchase.

For example, if a Fund were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. A Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

Transaction costs may be higher because the quantities of currencies underlying option contracts that the Funds may enter represent odd lots in a market dominated by transactions between banks.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

Each Fund may effectively terminate its rights or obligations under options by entering into closing transactions. Closing transactions permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar. Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions. As a result, changes in the value of an option position may have no relationship to the investment merit of the foreign currency. Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

Options normally have expiration dates of up to nine months. The exercise price may be below, equal to or above the current market value of the underlying currency. Options that expire unexercised have no value, and the Funds will realize a loss of any premium paid and any transaction costs. Although the Funds intend to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Funds, there can be no assurance that the Funds will be able to liquidate an option at a favorable price at any time prior to expiration. In the event of insolvency of the counter-party, the Funds may be unable to liquidate a foreign currency option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Funds would have to exercise those options that they had purchased in order to realize any profit.

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FORWARD FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Certain of the Balanced Fund's
underlying funds may engage in spot transactions and use forward contracts to protect against uncertainty in the level of future exchange rates.

Each Fund may enter into forward contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

Each Fund also may use forward contracts in connection with existing portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when Lord Abbett believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements may not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs.

At or before the maturity date of a forward contract that requires a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

FOREIGN SECURITIES. Certain of Balanced Fund's underlying funds may invest in foreign securities in accordance with their investment objectives and policies. Any percentage limitation does not include American Depositary Receipts ("ADRs"). Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

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  -  Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.
  - Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the U.S.
  - Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
  - Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.
  - There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.
  - Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.
  - Foreign securities may trade on days when a Fund does not sell shares. As a result, the value of a Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.
  - With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of a Fund, and political or social instability or diplomatic developments that could affect investments in those countries. In addition, a Fund may invest in less developed countries, sometimes referred to as emerging markets. The risks of investing in foreign markets are generally more severe in emerging markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Certain of Balanced Fund's underlying funds, Limited Duration Fund, and U.S. Government Fund may engage in futures and options on futures transactions in accordance with their investment objective and policies. Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called "initial margin." Subsequent payments, called "variation margin," are made on a daily basis as the market price of the futures contract or option fluctuates.

Each Fund may purchase and sell futures contracts and purchase and write call and put options on futures contracts for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent a Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs. The Funds may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregate initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Futures contracts and options on futures contracts present substantial risks, including the following:

  - While a Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if a Fund had not entered into any futures or related options transactions.
  - Because perfect correlation between a futures position and a portfolio position that a Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and a Fund may thus be exposed to additional risk of loss.
  - The loss that a Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
  - Futures markets are highly volatile, and the use of futures may increase the volatility of a Fund's net asset value.

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  -  As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to a Fund.
  - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
  - The counterparty to an OTC contract may fail to perform its obligations under the contract.

HIGH-YIELD OR LOWER-RATED DEBT SECURITIES. Certain of Balanced Fund's underlying funds may invest in high-yield debt securities, in accordance with their investment objectives and policies. High-yield debt securities (also referred to as "lower-rated debt securities" or "junk bonds") are rated BB/Ba or lower and may pay a higher yield, but entail greater risks, than investment grade debt securities. When compared to investment grade debt securities, high-yield debt securities:

  - have a higher risk of default and their prices can be much more volatile due to lower liquidity;
  -  tend to be less sensitive to interest rate changes; and
  - pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.

In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of this market, especially during periods of economic recession.

Since the risk of default is higher among high-yield debt securities, Lord Abbett's research and analysis are important ingredients in the selection of such securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, a Fund seeks to reduce this risk. There can be no assurance, however, that this risk will in fact be reduced and that losses will not occur. Each Fund does not have any minimum rating criteria applicable to the fixed-income securities in which it invests.

ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

  -  Domestic and foreign securities that are not readily marketable.
  - Repurchase agreements and time deposits with a notice or demand period of more than seven days.
  - Certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A ("144A Securities") and is liquid.

144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of each Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

INVESTMENT COMPANIES. Each Fund (other than Balanced Fund, a "fund of funds" that invests substantially all of its assets in certain other Lord Abbett-sponsored funds) may invest in securities of other investment companies subject to limitations prescribed by the Act, except that U.S. Government Fund cannot rely on Sections 12(d)(1)(F) and (G). These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the investing Fund and will be subject to substantially the same risks.

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Each Fund may, consistent with its investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index. A Fund may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of such securities may not perfectly parallel the price movement of the underlying index. An example of this type of security is the Standard & Poor's Depositary Receipt, commonly known as a "SPDR."

LISTED OPTIONS ON SECURITIES. Each Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices in accordance with its investment objective and policies. A "call option" is a contract sold for a price giving its holder the right to buy a specific amount of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. Each Fund may write covered call options that are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. During the period of the option, a Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). Each Fund may also enter into "closing purchase transactions" in order to terminate their obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.

A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. Each Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. Each Fund may write covered put options to the extent that cover for such options do not exceed 15% of the Fund's net assets. Each Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of the Fund's net assets at the time an option is written.

The purchase and writing of options is a highly specialized activity that involves special investment risks. Each Fund may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). If Lord Abbett is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and a Fund's portfolio securities, the Fund may incur losses. The use of options can also increase a Fund's transaction costs.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. In accordance with their investment objectives and policies, certain of Balanced Fund's underlying funds, Limited Duration Fund, and U.S. Government Fund may invest extensively in mortgage-related securities and also may invest in other asset-backed securities in connection with public or private offerings, or secondary market transactions. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.

     MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying

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property, refinancing or foreclosure, net of fees or costs which may be incurred.

     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION. The principal governmental guarantor of mortgage-related securities is the "GNMA." GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

     Government-related guarantors (I.E., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Both are government-sponsored corporations owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Funds' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to Fund industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     COLLATERALIZED MORTGAGE OBLIGATIONS AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are issued in multiple classes, each bearing a different stated maturity. Payments of principal normally are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

     COMMERCIAL MORTGAGE-BACKED SECURITIES. Commercial mortgage-backed securities include securities that reflect an

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interest in, and are secured by, mortgage loans on commercial real property.
Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, or stripped mortgage-backed securities.

     MORTGAGE DOLLAR ROLLS. The Funds may enter into mortgage dollar rolls in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Fund may benefit from the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls depend upon the Funds' ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and another involving a sale. As a result, the use of mortgage dollar rolls significantly increases the Funds' portfolio turnover.

     STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The value of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may cause the Funds to lose money. The value of a PO class generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon bearing bonds of the same maturity.

     OTHER ASSET-BACKED SECURITIES. The Funds, in accordance with their investment objectives and policies, may invest in asset-backed securities (unrelated to mortgage loans). Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. In addition to prepayment risks, these securities present credit risks that are not inherent in mortgage-related securities.

PREFERRED STOCK, WARRANTS, AND RIGHTS. In accordance with their investment objectives and policies, certain of Balanced Fund's underlying funds may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders but after bond holders and other creditors. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer's common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro- rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative and may result in a total loss of the money invested.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. Each Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises ("U.S. Government Securities") having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). Such agreements permit a Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Funds may incur a loss upon disposition of them. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. Each Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). This risk is greatly reduced because the Fund receives cash equal to 100% of the price of the security sold. Engaging in reverse repurchase agreements may also involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Each Fund will attempt to minimize this risk by managing its duration. Each Fund's reverse repurchase agreements will not exceed 20% of the Fund's net assets.

SECURITIES LENDING. Each Fund may lend portfolio securities to registered broker-dealers. These loans may not exceed 30% of a Fund's total assets. Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or other permissible means at least equal to 102% of the market value of the domestic securities loaned and 105% in the case of foreign securities loaned. A Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of a Fund.

By lending portfolio securities, each of the Funds can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities or other forms of non-cash collateral are received. Lending portfolio securities could result in a loss or delay in recovering a Fund's securities if the borrower defaults.

SHORT SALES. Each Fund may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. Each Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.

STRUCTURED SECURITIES. In accordance with their investment objective and policies, certain of Balanced Fund's underlying funds may invest up to 5% of their net assets in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of specific underlying securities, currencies, interest rates, commodities, indices, credit default swaps, or other financial indicators (the "Reference"), or to relative changes in two or more References. The interest rate or principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference or certain specified events. Structured securities may be positively or negatively indexed with the result that the appreciation of the Reference may produce an increase or decrease in the interest rate or the value of the security at maturity. A Fund typically may use these securities as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. These securities may present a greater degree of market risk than other types of fixed income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Changes in the value of structured securities may not correlate perfectly with the underlying asset, rate or index. A Fund could lose more than the principal amount invested.

TEMPORARY DEFENSIVE INVESTMENTS. As described in the Prospectus, each Fund is authorized to temporarily invest a substantial amount, or even all, of its assets in various short-term fixed income securities to take a defensive position. These securities include:

  -  U.S. Government Securities.

  - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

  - Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

  - Bankers' acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.

  -  Repurchase agreements.

U.S. GOVERNMENT SECURITIES. Each Fund may invest in obligations of the U.S. Government and its agencies and instrumentalities, including Treasury bills, notes, bonds and certificates of indebtedness, that are issued or guaranteed as to principal or interest by the U.S. Treasury or U.S. Government sponsored enterprises.

     SECURITIES OF GOVERNMENT SPONSORED ENTERPRISES. Each Fund may invest in securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("Ginnie Mae"), Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), and Federal Home Loan Banks ("FHLBanks"). Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured or guaranteed by the Federal Housing Administration, the Department of Veterans Affairs, the Rural Housing Service, or the U.S. Department of Housing and Urban Development. Both Fannie Mae and Freddie Mac are federally chartered public corporations owned entirely by their shareholders; the FHLBanks are federally chartered corporations owned by their member financial institutions. Although Fannie Mae, Freddie Mac, and the FHLBanks guarantee the timely payment of interest and ultimate collection of principal with respect to the securities they issue, their securities are not backed by the full faith and credit of the United States Government. Others, such as the Federal Farm Credit Bank, are supported by the credit of the government sponsored enterprise itself.

WHEN-ISSUED OR FORWARD TRANSACTIONS. Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government Securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at a Fund's custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date that could result in depreciation of the value of fixed-income when-issued securities. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

                                       3.
                             MANAGEMENT OF THE FUNDS

The Board is responsible for the management of the business and affairs of each Fund in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. As discussed fully below, the Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Funds' investment adviser.

INTERESTED TRUSTEE
The following Trustee is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 49 portfolios or series.

                              CURRENT POSITION
NAME, ADDRESS AND             LENGTH OF SERVICE     PRINCIPAL OCCUPATION
DATE OF BIRTH                 WITH TRUST            DURING PAST FIVE YEARS              OTHER DIRECTORSHIPS
-----------------             -----------------     ----------------------              -------------------
ROBERT S. DOW                 Trustee since 1993;   Managing Partner and Chief          N/A
Lord, Abbett & Co. LLC        Chairman since 1996   Investment Officer of Lord Abbett
90 Hudson Street                                    since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945

                        --------------------------------

INDEPENDENT TRUSTEES
The following independent or outside Trustees are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 49 portfolios or series.

                              CURRENT POSITION
NAME, ADDRESS AND             LENGTH OF SERVICE     PRINCIPAL OCCUPATION
DATE OF BIRTH                 WITH TRUST            DURING PAST FIVE YEARS              OTHER DIRECTORSHIPS
-----------------             -----------------     ----------------------              -------------------
E. THAYER BIGELOW             Trustee since 1994    Managing General Partner, Bigelow   Currently serves as
Bigelow Media, LLC                                  Media, LLC (since 2000); Senior     director of Adelphia
41 Madison Ave., Suite 3810                         Adviser, Time Warner Inc. (1998 -   Communications, Inc.,
New York, NY                                        2000); Acting Chief Executive       Crane Co., and Huttig
Date of Birth: 10/22/1941                           Officer of Courtroom Television     Building Products Inc.
                                                    Network  (1997 - 1998); President
                                                    and Chief Executive Officer of
                                                    Time Warner Cable Programming,
                                                    Inc. (1991 - 1997).

WILLIAM H.T. BUSH             Trustee since 1998    Co-founder and Chairman of the      Currently serves as
Bush-O'Donnell & Co., Inc.                          Board of the financial advisory     director of Wellpoint
101 South Hanley Road                               firm of Bush-O'Donnell & Company    Health Networks, Inc.,
Suite 1250                                          (since 1986).                       DT Industries Inc., and
St. Louis, MO                                                                           Engineered Support
Date of Birth: 7/14/1938                                                                Systems, Inc.

ROBERT B. CALHOUN, JR.        Trustee since 1998    Managing Director of Monitor        Currently serves as
Monitor Clipper Partners                            Clipper Partners (since 1997) and   director of Avondale,
650 Madison Ave., 9th Fl.                           President of Clipper Asset          Inc. and Interstate
New York, NY                                        Management Corp. (since 1991),      Bakeries Corp.
Date of Birth: 10/25/1942                           both private equity investment
                                                    funds.

JULIE A. HILL                 Trustee since 2004    Owner and CEO of the Hillsdale      Currently serves as
20 Via Diamante                                     Companies, a business consulting    director of Wellpoint
Newport Coast, CA                                   firm (1997 - present); Founder,     Health Networks, Inc.;
Date of Birth: 7/16/1946                            President and Owner of the          Resources Connection
                                                    Hiram-Hill and Hillsdale            Inc.; Holcim (US) Inc.
                                                    Development Companies from 1998     (parent company Holcim
                                                    to 2001.                            Ltd).

FRANKLIN W. HOBBS             Trustee since 2000    Senior Advisor (since April 2003)   Currently serves as
Houlihan Lokey Howard &                             and Former Chief Executive          director of Adolph Coors
Zukin                                               Officer of Houlihan Lokey Howard    Company.
685 Third Ave.                                      & Zukin, an investment bank
New York, NY                                        (January 2002 - April 2003);
Date of Birth: 7/30/1947                            Chairman of Warburg Dillon Read
                                                    (1999 - 2001); Global Head of
                                                    Corporate Finance of SBC Warburg
                                                    Dillon Read (1997 - 1999); Chief
                                                    Executive Officer of Dillon, Read
                                                    & Co. (1994 - 1997).

C. ALAN MACDONALD             Trustee since 1993;   Retired - General Business and      Currently serves as
415 Round Hill Road           and Lead Independent  Governance Consulting (since        director of Lincoln
Greenwich, CT                 Director              1992); formerly President and CEO   Snacks, and H.J. Baker.
Date of Birth: 5/19/1933                            of Nestle Foods.

THOMAS J. NEFF                Trustee since 1993    Chairman of Spencer Stuart, an      Currently serves as
Spencer Stuart                                      executive search consulting firm    director of Ace, Ltd.
277 Park Avenue                                     (since 1996); President of Spencer  and Exult, Inc.
New York, NY                                        Stuart (1979-1996).
Date of Birth: 10/2/1937

                        --------------------------------

OFFICERS
None of the officers listed below have received compensation from the Trust. All the officers of the Trust may also be officers of the other Lord
Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

NAME AND                      CURRENT POSITION      LENGTH OF SERVICE     PRINCIPAL OCCUPATION
(DATE OF BIRTH)               WITH TRUST            OF CURRENT POSITION   DURING PAST FIVE YEARS
---------------               ----------------      -------------------   ----------------------
ROBERT S. DOW                 Chief Executive       Elected in 1996       Managing Partner and Chief Investment
(3/8/1945)                    Officer and                                 Officer of Lord Abbett since 1996.
                              President

ZANE E. BROWN                 Executive Vice        Elected in 1996       Partner and Director of Fixed Income
(12/9/1951)                   President                                   Management, joined Lord Abbett in 1992.

ROBERT I. GERBER              Executive Vice        Elected in 1998       Partner and Director of Taxable Fixed
(5/29/1954)                   President                                   Income Management, joined Lord Abbett
                                                                          in 1997.

ROBERT G. MORRIS              Executive Vice        Elected in 1995       Partner and Director of Equity
(11/6/1944)                   President                                   Investments, joined Lord Abbett in 1991.

CHRISTOPHER J. TOWLE          Executive Vice        Elected in 1999       Partner and Investment Manager, joined
(10/12/1957)                  President                                   Lord Abbett in 1987.

TRACIE E. AHERN               Vice President        Elected in 1999       Partner and Director of Portfolio
(1/12/1968)                                                               Accounting and Operations, joined Lord
                                                                          Abbett in 1999, prior thereto Vice
                                                                          President - Head of Fund Administration
                                                                          of Morgan Grenfell.

JOAN A. BINSTOCK              Chief Financial       Elected in 1999       Partner and Chief Operations Officer,
(3/4/1954)                    Officer and Vice                            joined Lord Abbett in 1999, prior
                              President                                   thereto Chief Operating Officer of
                                                                          Morgan Grenfell.

DANIEL E. CARPER              Vice President        Elected in 1993       Partner, joined Lord Abbett in 1979.
(1/22/1952)

MICHAEL S. GOLDSTEIN          Vice President        Elected in 1999       Partner and Fixed Income Investment
(10/29/1968)                                                              Manager, joined Lord Abbett in 1997.

PAUL A. HILSTAD               Vice President and    Elected in 1995       Partner and General Counsel, joined Lord
(12/13/1942)                  Secretary                                   Abbett in 1995.

ELLEN G. ITSKOVITZ            Vice President        Elected in 2002       Partner and Senior Research Analyst,
(10/30/1957)                                                              joined Lord Abbett in 1998.

LAWRENCE H. KAPLAN            Vice President and    Elected in 1997       Partner and Deputy General Counsel,
(1/16/1957)                   Assistant Secretary                         joined Lord Abbett in 1997.

JERALD LANZOTTI               Vice President        Elected in 2003       Fixed Income Investment Manager, joined
(6/12/1967)                                                               Lord Abbett in 1996.

ROBERT A. LEE                 Vice President        Elected in 1998       Partner and Fixed Income Investment
(8/28/1969)                                                               Manager -Mortgage and Asset Backed
                                                                          Securities, joined Lord Abbett in 1997.

MAREN LINDSTROM               Vice President        Elected in 2003       Partner and Fixed Income Investment
(9/17/1962)                                                               Manager, joined Lord Abbett in 2000,
                                                                          prior thereto Director Convertible Sales
                                                                          at UBS AG from 1999 to 2000, prior
                                                                          thereto Vice President-Convertible Sales
                                                                          at Deutsche Bank Securities Inc. from
                                                                          1998 to 1999.

A. EDWARD OBERHAUS, III       Vice President        Elected in 1996       Partner and Manager of Equity Trading,
(12/21/1959)                                                              joined Lord Abbett in 1983.

WALTER H. PRAHL               Vice President        Elected in 1998       Partner and Director of Quantitative
(2/13/1958)                                                               Research, Taxable Fixed Income, joined
                                                                          Lord Abbett in 1997.

CHRISTINA T. SIMMONS          Vice President and    Elected in 2000       Assistant General Counsel, joined Lord
(11/12/1957)                  Assistant Secretary                         Abbett in 1999, formerly Assistant
                                                                          General Counsel of Prudential Investments
                                                                          from 1998 to 1999, prior thereto Counsel
                                                                          of Drinker, Biddle & Reath LLP, a law
                                                                          firm.

BERNARD J. GRZELAK            Treasurer             Elected in 2003       Director of Fund Administration, joined
(6/12/1971)                                                               Lord Abbett in 2003, formerly Vice
                                                                          President, Lazard Asset Management from
                                                                          2000 to 2003, prior thereto Manager of
                                                                          Deloitte & Touche LLP.

                       -----------------------------------

COMMITTEES
The standing committees of the Board are the Audit Committee, the Proxy Committee, and the Nominating and Governance Committee.

The Audit Committee is composed wholly of Trustees who are not "interested persons" of the Funds. The members of the Audit Committee are Messrs. Bigelow, Calhoun, and Hobbs and Ms. Hill. The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of the Funds' financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Funds' independent auditors and considering violations of the Funds' Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met four times.

The Proxy Committee is composed of at least two Trustees who are not "interested persons" of the Funds, and also may include one or more Trustees who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three independent Trustees: Messrs., Bush, MacDonald, and Neff. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest. During the past fiscal year, the Proxy Committee met twice.

The Nominating and Governance Committee is composed of all the Trustees who are not "interested persons" of the Funds. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Trustees and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee met four times.

                           --------------------------

APPROVAL OF ADVISORY CONTRACT
At a meeting on December 11, 2003, the Board including all of its Trustees who are not interested persons of the Trust, considered whether to approve the continuation of the existing management agreement between each of the Funds and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with their consideration.

INFORMATION RECEIVED BY THE BOARD. The materials received by the Board included, but were not limited to, (1) information on the investment performance of each Fund and a peer group of funds for the preceding twelve months and for other periods, (2) information on the effective management fee rates and expense ratios for funds with the same objectives and similar size, (3) sales and redemption information for each Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of each Fund, (7) information regarding the personnel, information technology, and other resources devoted by Lord Abbett to managing each Fund.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. Matters considered by the Board in connection with its approval of the continuation of the management agreement included, but were not limited to, the following:

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to each Fund, including investment research, portfolio management, and trading.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed each Fund's investment performance as well as the performance of the peer group of funds, both in terms of total return and in terms of other statistical measures for the preceding twelve months and for other periods. The Board also considered whether each Fund had operated within its investment restrictions.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to each Fund, in light of the Fund's investment objective and discipline. Among other things, the Board considered the size, education, and experience of Lord Abbett's investment management staff, its use of technology, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including each Fund's transfer agent, custodian, and subcustodians.

EXPENSES. The Board considered the expense ratios of each class and the expense ratios of a peer group of funds. The Board also considered the amount and nature of fees paid by shareholders.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Funds, including a review of Lord Abbett's methodology for allocating its costs to its management of each Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. The Board considered the profits realized by Lord Abbett in connection with the operation of each Fund and whether the amount of profit is fair for the management of each Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to each Fund's business. The Board also considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel.

ECONOMIES OF SCALE. The Board considered whether there have been any economies of scale in managing each Fund, whether each Fund has appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by each Fund and each Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment management, the allocation of Fund brokerage, and the receipt of research by Lord Abbett in return for fund brokerage. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with each Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of each Fund, such as continuing to employ Lord Abbett, but on different terms.

After considering all of the relevant factors, the Board unanimously voted to approve continuation of the existing management agreement.

COMPENSATION DISCLOSURE
The following table summarizes the compensation for each of the directors/trustees of the Trust and for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Trust for outside Trustees. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.

                         (2)                                    (3)
                         FOR THE FISCAL YEAR ENDED              FOR YEAR ENDED DECEMBER 31, 2003
(1)                      NOVEMBER 30, 2003 AGGREGATE            TOTAL COMPENSATION PAID BY THE TRUST AND
NAME OF TRUSTEE          COMPENSATION ACCRUED BY THE TRUST(1)   THIRTEEN OTHER LORD ABBETT-SPONSORED FUNDS(2)
---------------          ------------------------------------   ---------------------------------------------
E. Thayer Bigelow                     $   6,756                                    $   95,000
William H.T. Bush                     $   6,693                                    $   94,000
Robert B. Calhoun, Jr.                $   7,023                                    $   99,000
Stewart S. Dixon*                     $     926                                    $        0
Julie A Hill**                        $       0                                    $        0
Franklin W. Hobbs                     $   6,756                                    $   95,000
C. Alan MacDonald                     $   6,861                                    $   96,500
Thomas J. Neff                        $   6,684                                    $   94,000
James F. Orr, III***                  $   1,747                                    $   11,833

----------
*  Retired December 31, 2002.
** Elected effective February 1, 2004.
** Resigned March 3, 2003.

(1) Outside Trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Funds to its outside Trustees may be deferred at the option of a Trustee under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of a Fund for later distribution to the Trustees. In addition, $25,000 of each Trustee's retainer must be deferred and is deemed invested in shares of the Funds and other Lord Abbett-sponsored funds under the equity-based plan. Of the amounts shown in the second column, the total deferred amounts for the Trustees are $1,798, $2,840, $7,023, $449, $0, $6,756, $1,798, $6,684, and $1,747, respectively.

(2) The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2003, including fees directors/trustees have chosen to defer.

            ---------------------------------------------------------

The following chart provides certain information about the dollar range of equity securities beneficially owned by each Trustee in the Funds and other Lord Abbett-sponsored funds as of December 31, 2003. The amounts shown include deferred compensation to the Trustees deemed invested in fund shares. The amounts ultimately received by the Trustees under the deferred compensation plan will be directly linked to the investment performance of the funds.

                             DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS
                         -------------------------------------------------------   AGGREGATE DOLLAR RANGE OF
                                         LIMITED DURATION                          EQUITY SECURITIES IN LORD
NAME OF TRUSTEE          BALANCED FUND         FUND         U.S. GOVERNMENT FUND    ABBETT-SPONSORED FUNDS
---------------          -------------   ----------------   --------------------   -------------------------
Robert S. Dow            Over $100,000    Over $100,000        Over $100,000             Over $100,000
E. Thayer Bigelow         $1-$10,000        $1-$10,000         Over $100,000             Over $100,000
William H. T. Bush        $1-$10,000        $1-$10,000          $1-$10,000               Over $100,000
Robert B. Calhoun, Jr.    $1-$10,000        $1-$10,000        $10,001-$50,000            Over $100,000
Julie A. Hill*               none              none                none                      none
Franklin W. Hobbs         $1-$10,000        $1-$10,000        $10,001-$50,000            Over $100,000
C. Alan MacDonald        Over $100,000      $1-$10,000         Over $100,000             Over $100,000
Thomas J. Neff            $1-$10,000        $1-$10,000         Over $100,000             Over $100,000
James F. Orr, III**       $1-$10,000        $1-$10,000          $1-$10,000               Over $100,000

----------
*  Elected effective February 1, 2004.
** Resigned March 3, 2003.

CODE OF ETHICS
The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Trust's Code of Ethics which complies, in substance, with Rule 17j-1 of the Act and each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of the Advisory Group.

PROXY VOTING
Each Fund has delegated proxy voting responsibilities to the Fund's investment adviser, Lord Abbett, subject to the Proxy Committee's general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett's proxy voting policies and procedures is attached as Appendix A. In addition, the Funds will be required to file new Form N-PX, with their complete proxy voting records for the twelve months ending June 30th, no later than August 31st of each year. The first such filing is due no later than August 31, 2004, for the twelve months ended June 30, 2004. Once filed, the Funds' Form N-PX filing will be available on the SEC's website at www.sec.gov. It is anticipated that each Fund will also make this information available, without charge, on Lord Abbett's website at www.LordAbbett.com.

                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Each Fund's Class Y shares are currently being offered only to participants in the Lord Abbett 401(k) Profit Sharing Plan. However, as of October XX, 2004, the ownership of each Fund's Class Y shares by Lord Abbett was 100%, which represents the initial investment in Class Y shares. It is anticipated that over time this percentage of ownership will decrease. As of October XX, 2004, there were no record holders that held 5% or more of each Fund's outstanding Class Y shares.

                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT MANAGER
As described under "Management" in the Prospectus, Lord Abbett is the each Fund's investment manager. The following partners of Lord Abbett are also officers of the Funds: Tracie E. Ahern, Joan A. Binstock, Zane E. Brown, Daniel
E. Carper, Robert I. Gerber, Michael S. Goldstein, Paul A. Hilstad, Ellen G. Itskovitz, Lawrence H. Kaplan, Robert A. Lee, Maren Lindstrom, Robert G. Morris,
A. Edward Oberhaus, III, Walter H. Prahl, and Christopher J. Towle. Robert S. Dow is the managing partner of Lord Abbett and an officer and Trustee of the Trust. The other partners of Lord Abbett are: Michael Brooks, Patrick Browne, John J. DiChiaro, Sholom Dinsky, Lesley-Jane Dixon, Kevin P. Ferguson, Robert P. Fetch, Daria L. Foster, Daniel H. Frascarelli, Michael A. Grant, Howard E. Hansen, Charles Hofer, W. Thomas Hudson, Cinda Hughes, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Paul McNamara, Robert J. Noelke, F. Thomas O'Halloran, R. Mark Pennington, Michael Rose, Eli M. Salzmann, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Diane Tornejal, Edward von der Linde, and Marion Zapolin. The address of each partner is 90 Hudson Street, Jersey City, NJ 07302-3973.

Under the Management Agreement between Lord Abbett and the Trust, each Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month. These fees are allocated among the classes based on the classes' proportionate share of such average daily net assets. The annual rates for each Fund are as follows:

  -  For the LIMITED DURATION FUND at a rate of .50 of 1%.

  - For allocating the BALANCED FUND'S assets among the underlying funds, at a rate of .10 of 1%. Effective April 1, 2004 Lord Abbett reduced its contractual management fee from .75 of 1% to .10 of 1% for the Balanced Fund.

  -  For the U.S. GOVERNMENT FUND the fee is calculated at the following rates:
     .50 of 1% on the first $3 billion of average daily net assets, and .45 of 1% on the Fund's assets over $3 billion.

The management fees payable to Lord Abbett for each Fund are as follows:

                             2003             2002           2001
                             ----             ----           ----
Balanced Fund            $  2,280,141    $  1,225,570    $    900,421
Limited Duration Fund    $    970,111    $    398,593    $    124,062
U.S. Government Fund     $  6,201,638    $  6,297,641    $  6,215,794

Although not obligated to do so, Lord Abbett has waived its management fee for the Balanced Fund during the last three fiscal years.

Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors'/trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.

ADMINISTRATIVE SERVICES
Pursuant to an Administrative Services Agreement with the Funds, Lord Abbett provides certain administrative services not involving the provision of investment advice to each Fund. Under the Agreement, each Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of .04 of 1%, with the exception of Balanced Fund, which pays no such fee. This fee is allocated among the classes of shares of each Fund based on average daily net assets.

PRINCIPAL UNDERWRITER
Lord Abbett Distributor LLC, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for each Fund.

CUSTODIAN AND ACCOUNTING AGENT
State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105, is each Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Funds and attends to the collection of principal and income. The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by a Fund in foreign countries and to hold cash and currencies for each Fund. In accordance with the requirements of Rule 17f-5, the Board has approved arrangements permitting each Fund's foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank and Trust Company performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates each Fund's net asset value.

TRANSFER AGENT
The Fund has entered into a new Transfer Agency Agreement with DST Systems, Inc., 210 West 10th Street, Kansas City, MO 64105. UMB, N.A., 928 Grand Blvd., Kansas City, MO, 64106, had been the transfer agent and dividend disbursing agent for the Fund until June 30, 2004.

INDEPENDENT AUDITORS
Deloitte & Touche LLP, Two World Financial Center, New York, NY, 10281, are the independent registered accounting firm of each Fund and must be approved at least annually by the Board to continue in such capacity. Deloitte & Touche LLP perform audit services for each Fund, including the examination of financial statements included in the Funds' Annual Reports to Shareholders.

                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Each Fund's policy is to obtain best execution on all portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, each Fund may pay, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, a Fund, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

In transactions on stock exchanges in the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in each Fund's portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, with the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett, with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services, at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Funds. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if they attempted to generate such additional information through their own staff.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

When, in the opinion of Lord Abbett, two or more broker-dealers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the Funds and/or shares of other Lord-Abbett-sponsored funds, or who have provided investment research, statistical, or other related services to each Fund.

Lord Abbett seeks to combine or "batch" purchases or sales of a particular security placed at the same time for similarly situated accounts, including each Fund, to facilitate "best execution" and to reduce other transaction costs, if relevant. Each account that participates in a particular batched order, including each Fund, will do so at the average share price for all transactions related to that order in that security on that business day. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating accounts in proportion to the size of the order placed for each account (I.E., pro-rata). Lord Abbett, however, may increase or decrease the amount of securities allocated to one or more accounts if necessary to avoid holding odd-lot or small numbers of shares in a client account. In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro-rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time.

At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such as when an individually-managed account client directs us to use a particular broker for a trade (sometimes referred to as "directed accounts"), or when Lord Abbett is placing transactions for separately managed account programs (sometimes referred to as "wrap programs"). When it does not batch purchases and sales, Lord Abbett usually uses a rotation process for placing transactions on behalf of the different groups of accounts or products with respect to which transactions are communicated to the trading desk or placed at or about the same time. Specifically, Lord Abbett will place trades first for transactions on behalf of the Lord Abbett funds and non-directed individually-managed accounts, second for wrap programs, by program, and finally for directed accounts.

For the fiscal years ended November 30, 2003, 2002, and 2001, the Balanced Fund, Limited Duration Fund, and U.S. Government Fund did not pay any commissions on transactions of securities to independent broker-dealers.

                                       7.
                                CLASSES OF SHARES

Each Fund offers investors different classes of shares to eligible purchasers. Only Class Y shares are offered in this SAI. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent auditors, the approval of a contract with a principal underwriter and the election of trustees from the separate voting requirements.

The Trust does not hold meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Trust's Declaration and Agreement of Trust ("Declaration"), shareholder meetings may be called at any time by certain officers of the Trust or by a majority of the Trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of each Fund's shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of each Fund's outstanding shares and entitled to vote at the meeting.

SHAREHOLDER LIABILITY. Delaware law provides that the Trust's shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private for profit corporations. The courts of some states, however, may decline to apply Delaware law on this point. The Declaration contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust. The Declaration provides for indemnification out of the Trust's property of any shareholder or former shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Under the Declaration, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Trust to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement. In addition, the Trustees may, without shareholder vote, cause the Trust to be incorporated under Delaware law.

Derivative actions on behalf of the Trust may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Trust.

                                       8.
                       PURCHASES, REDEMPTIONS, AND PRICING

Information concerning how we value Fund shares is contained in the Prospectus under "Purchases" and "Redemptions."

Under normal circumstances we calculate a Fund's net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities are valued at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or, if there is no sale on that day, at the last bid, or, in the case of bonds, in the over-the-counter market if that market more accurately reflects the market value of the bonds. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the last bid and asked prices. Over-the-counter fixed income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the exchange rates of such currencies against United States dollars provided by an independent pricing service at the close of regular trading on the London Stock Exchange. If such exchange rates are not available, the rate of exchange will be determined in accordance with the policies established by the Board.

The net asset value per share for the Class Y shares is determined by taking the net assets of Class Y and dividing by the number of Class Y shares outstanding. Our Class Y shares are offered at net asset value.

CLASS Y SHARE EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your Class Y shares for Class Y shares of any Lord Abbett-sponsored funds currently offering Class Y shares to the public. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made. We reserve the right to reject or restrict any purchase order or exchange request if a Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders. Each Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or a Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission ("SEC") deems an emergency to exist.

The Board may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 60 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

PURCHASES THROUGH FINANCIAL INTERMEDIARIES. Each Fund and/or Lord Abbett Distributor has authorized one or more agents to receive on its behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of a Fund or Lord Abbett Distributor. Each Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent's authorized designee, receives the order. The order will be priced at a Fund's net asset value next computed after it is received by the Fund's authorized agent or, if applicable, the agent's authorized designee. A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.

REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of each Fund's shareholders to make redemption payments wholly in cash, each Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of a Fund's net assets by a distribution in kind of readily marketable securities in lieu of cash. Each Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

                                       9.
                              TAXATION OF THE FUNDS

Each Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Because each Fund is treated as a separate entity for federal income tax purposes, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service. If a Fund qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates. Assuming a Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

Each Fund intends to declare and pay as dividends each year substantially all of its net investment income. Dividends paid by a Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income, however, certain qualified dividends that a Fund receives are subject to a reduced tax rate of 15% (5% for taxpayers in the 10% or 15% tax brackets) if you meet the holding period requirement. Generally, you must have held your Fund shares for more than 60 days. Dividends paid by a Fund from its net realized long-term capital gains are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. All dividends are taxable to you regardless of whether they are received in cash or reinvested in Fund shares.

Dividends paid by a Fund to corporate shareholders will qualify for the dividends received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations. If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends received deduction. The dividends received deduction may be limited if you incur indebtedness to acquire Fund shares.

Distributions paid by a Fund that do not constitute dividends because they exceed the Fund's current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by a Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. Each Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

Upon your sale, exchange, or redemption of Fund shares, you will recognize short- or long-term capital gain or loss, depending upon whether your holding period of the Fund shares exceeds one year. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gain dividends" received with respect to such shares. Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares that are substantially identical.

If your Fund shares are redeemed by a distribution of securities, you will be taxed as if you had received cash equal to the fair market value of the securities. Consequently, you will have a fair market value basis in the securities.

The maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less and (ii) 15% (5% for taxpayers in the 10% or 15% tax brackets) for capital assets held for more than one year. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.

Certain investment practices that a Fund may utilize, such as investing in futures, foreign currency, or foreign entities classified as "passive foreign investment companies" for U.S. tax purposes, may affect the character and timing of the recognition of gains and losses by a Fund. Such transactions may in turn affect the amount and character of Fund distributions to you.

Each Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that the Fund will not be eligible to pass through to you the ability to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

You may be subject to a 28% withholding tax on reportable dividends, capital gain distributions, and redemption payments ("backup withholding"). Generally, you will be subject to backup withholding if a Fund does not have your certified taxpayer identification number on file, or, to the Fund's knowledge, you have furnished an incorrect number. When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from a Fund can differ from the U.S. federal income tax rules described above. Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations. Certain states, however, may require that a specific percentage of a Fund's income be derived from federal obligations before such dividends may be excluded from state taxable income. A Fund may invest some or all of its assets in such federal obligations. Each Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Funds. The Trust has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

                                       11.
                                   PERFORMANCE

Each Fund computes the average annual compounded rates of total return during specified periods (i) before taxes, (ii) after taxes on Fund distributions, and
(iii) after taxes on Fund distributions and redemption (or sale) of Fund shares at the end of the measurement period. Each Fund equates the initial amount invested to the ending (redeemable) value of such investment by adding one to the computed average annual total return, expressed as a percentage, (i) before taxes, (ii) after taxes on Fund distributions, and (iii) after taxes on Fund distributions and redemption of Fund shares at the end of the measurement period, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all distributions (i) without the effect of taxes, (ii) less taxes due on such Fund distributions, and (iii) less taxes due on such Fund distributions and redemption of Fund shares, on the reinvestment dates at prices calculated as stated in the Prospectus. The ending (redeemable) value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation and, in the case of after taxes on Fund distributions and redemption of Fund shares, includes subtracting capital gains taxes resulting from the redemption and adjustments to take into account the tax benefit from any capital losses that may have resulted from the redemption.

Total returns for each Fund's Class A shares are shown below because Class Y shares have less than one year of performance. Class Y shares will have substantially similar annual returns as Class A shares because the two classes are invested in the same portfolio of securities. Returns for Class Y will differ only to the extent that the classes do not have the same expenses. Class Y shares are not subject to a sales charge. Total returns for each Fund's Class A shares are shown below because Class Y shares have less than one year of performance. Class Y shares will have substantially similar annual returns as Class A shares because the two classes are invested in the same portfolio of securities. Returns for Class Y will differ only to the extent that the classes do not have the same expenses. Class Y shares are not subject to a sales charge. In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) with respect to the Balanced Fund, 3.25% with respect to the Limited Duration Fund, 4.75% with respect to U.S. Government Fund (as a percentage of the offering price) is deducted from the initial investment (unless the total return is shown at net asset value).

Using the computation methods described above, the following table indicates the average annual compounded rates of total return on an initial investment of one thousand dollars as of November 30, 2003, for the Class A shares of each Fund, per class, for one, five, and ten-years, or the life of Fund, where applicable. The after-tax returns were calculated using the highest applicable individual federal marginal tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distribution (e.g., the ordinary income rate for ordinary income distributions, the short-term capital gain rate for short-term capital gains distributions, and the long-term capital gain rate for long-term capital gains distributions). The tax rates may vary over the measurement period. Certain qualified dividends received by each Fund after December 31, 2002 will be subject to a reduced tax rate and not the ordinary tax rate. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) were disregarded, as were the effect of phaseouts of certain exemptions, deductions and credits at various income levels, and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

                                 1 YEAR   5 YEARS   10 YEARS    LIFE OF FUND
                                 ------   -------   --------    ------------
BALANCED FUND
Class A Shares
    Before Taxes                   8.56%     3.61%         -    8.07% (12/27/94)
Class A Shares After
    Taxes on Distributions         6.90%     0.44%         -    5.20%
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                    5.67%     1.13%         -    5.18%

                                 1 YEAR   5 YEARS   10 YEARS   LIFE OF FUND
                                 ------   -------   --------   ------------
LIMITED DURATION FUND
Class A Shares
   Before Taxes                   -0.86%     4.74%      4.50%             -
Class A Shares After
    Taxes on Distributions        -1.84%     2.72%      2.33%             -
Class A Shares After Taxes on
    Distributions and Sales of
    Fund Shares                   -0.57%     2.77%      2.43%             -

                                 1 YEAR   5 YEARS   10 YEARS   LIFE OF FUND
                                 ------   -------   --------   ------------
U.S. GOVERNMENT FUND
Class A Shares
    Before Taxes                  -2.03%     4.39%      5.15%             -
Class A Shares after
    Taxes on Distributions        -3.36%     2.20%      2.35%             -
Class A Shares after Taxes on
    Distributions and Sales of
    Fund Shares                   -1.32%     2.35%      2.55%             -

Yield quotations for each class of a fixed-income fund are based on a 30-day period ended on a specified date, computed by dividing the net investment income per share earned during the period by the maximum offering price per share of such class on the last day of the period. This is determined by finding the following quotient: the dividends and interest earned by a class during the period minus the aggregate expenses attributable to the class accrued during the period (net of reimbursements) and divided by the product of (i) the average daily number of class shares outstanding during the period that were entitled to receive dividends and (ii) the maximum offering price per share of such class on the last day of the period. To this quotient add one, and then increase the sum to the sixth power. Then subtract one from the product of this multiplication and multiply the remainder by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the Class A net asset value per share. For the 30-day period ended November 30, 2003, the yield for each Fund is as follows:

                                CLASS A
                                -------
Balanced Fund                    2.39%
Limited Duration  Fund           1.66%
U.S. Government Fund             1.93%

These figures represent past performance, and an investor should be aware that the investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that past performance will be repeated in the future.

Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports, or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, each Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and/or investments for which reliable performance information is available.

                                       12.
                              FINANCIAL STATEMENTS

Not applicable

                                                               NOVEMBER 21, 2003

                                   APPENDIX A

                             LORD, ABBETT & CO. LLC

                      PROXY VOTING POLICIES AND PROCEDURES
                      ------------------------------------

INTRODUCTION
------------

Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. A written file memo is delivered to the proxy administrator in each case where an investment team declines to follow a recommendation of a company's management. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

There have unfortunately been far too many examples of corporate governance failures during the last two years, including the failure to deal fairly in conflict of interest situations. Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be quite rare. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees as described below under "Specific Procedures for Potential Conflict Situations", and seek instructions from those Committees on how to proceed. If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by those policies, we would follow the recommendation of ISS.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS
-----------------------------------------------------

SITUATION 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

SITUATION 2.  Lord Abbett has a Significant Business Relationship with a
Company.

Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) which have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total shares for the last 12 months;
(b) a firm which is a sponsor firm with respect to Lord Abbett's Private Advisory Services business; or (c) an institutional client which has an investment management agreement with Lord Abbett.

For any proxy issue involving a Relationship Firm, Lord Abbett shall seek instruction from the Fund's Proxy Committee on how to vote.

                       SUMMARY OF PROXY VOTING GUIDELINES
                       ----------------------------------

Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

ELECTION OF DIRECTORS
---------------------

Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case by case basis. Factors that are considered include; current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

          There are some actions by directors that may result in votes being withheld. These actions include:

          1) Attending less than 75% of board and committee meetings without a valid excuse.
          2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.
          3) Failing to act on takeover offers where a majority of shareholders tendered their shares.
          4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.
          5)   Failing to replace management as appropriate.

We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

INCENTIVE COMPENSATION PLANS
----------------------------

We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

          1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.
          2)   Management's rationale for why the repricing is necessary.
          3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.
          4) Other factors, such as the number of participants, term of option, and the value for value exchange.

In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

SHAREHOLDER RIGHTS
------------------

CUMULATIVE VOTING
-----------------

          We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

CONFIDENTIAL VOTING
-------------------

          There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

          On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

SUPERMAJORITY VOTING
--------------------

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

TAKEOVER ISSUES
---------------

               Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more that 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

- Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.
-  No dead-hand or no-hand pills.
- Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.
- Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

SOCIAL ISSUES
-------------

It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

                                   APPENDIX B

                             CORPORATE BOND RATINGS

Moody's Investors Service, Inc.'s Corporate Bond Ratings

Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation's Corporate Bond Ratings

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC-C - Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                          LORD ABBETT INVESTMENT TRUST
                                     PART C
                                OTHER INFORMATION

This Post-Effective Amendment No. 37 (the "Amendment") to Lord Abbett Investment Trust's (the "Registrant") Registration Statement relates only to Class Y shares of Balanced Series, Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund, and Lord Abbett U.S. Government & Government Sponsored Enterprises Fund, series of the Registrant.

The other series and classes of shares of the Registrant are listed below and are offered by the Prospectuses and Statements of Additional Information in Parts A and B, respectively, of the Post-Effective Amendments to the Registrant's Registration Statements as identified. The following are separate series and classes of shares of the Registrant. This Amendment does not relate to, amend or otherwise affect the Prospectuses and Statements of Additional Information contained in the prior Post-Effective Amendments listed below, and pursuant to Rule 485(d) under the Securities Act of 1933, does not affect the effectiveness of such Post-Effective Amendments.

                                                                         POST-EFFECTIVE
                                                                         --------------
                                                                          AMENDMENT NO.
                                                                          -------------
   Balanced Series - Classes A, B, C, and P                                    36
   Lord Abbett Convertible Fund - Classes A, B, C, P, and Y                    36
   Lord Abbett Core Fixed Income Fund - Classes A, B, C, P, and Y              36
   Lord Abbett High Yield Fund - Classes A, B, C, P, and Y                     36
   Lord Abbett Limited Duration U.S. Government &
       Government Sponsored Enterprises Fund - Classes A, B, C, and P          36
   Lord Abbett Total Return Fund - Classes A, B, C, P, and Y                   36
   Lord Abbett U.S. Government & Government Sponsored
       Enterprises Fund - Classes A, B, C, and P                               36

Item 23. EXHIBITS
         --------

   (a) (i) DECLARATION AND AGREEMENT OF TRUST, AS AMENDED. Amendments to Declaration and Agreement of Trust incorporated by reference to Post-Effective Amendments Nos. 14, 28, 30, and 32 to the Registration Statements filed on Form N-1A on April 14, 1998, August 1, 2000, April 16, 2001, and March 29, 2002.
        (ii) AMENDMENT TO DECLARATION AND AGREEMENT OF TRUST DATED APRIL 22, 2003. Incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement filed on Form N-1A on June 26, 2003.
        (iii) AMENDMENT TO DECLARATION AND AGREEMENT OF TRUST DATED AUGUST 14, 2003. Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement filed on Form N-1A on March 31, 2004.
        (iv) AMENDMENT TO DECLARATION AND AGREEMENT OF TRUST DATED AUGUST 11, 2004 (CLASS Y). FILED HEREIN.

   (b)   BY-LAWS. AMENDED AND RESTATED AS OF APRIL 20, 2004. FILED HEREIN.

   (c)   INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS. Not applicable.

   (d)   (i)     MANAGEMENT AGREEMENT DATED OCTOBER 20, 1993.*
         (ii)    ADDENDUM TO MANAGEMENT AGREEMENT DATED OCTOBER 20, 1993.*
         (iii)   ADDENDUM TO MANAGEMENT AGREEMENT DATED NOVEMBER 16, 1994.*
         (iv)    ADDENDUM TO MANAGEMENT AGREEMENT DATED JULY 8, 1996.*
         (v)     ADDENDUM TO MANAGEMENT AGREEMENT DATED DECEMBER 12, 1997.*
         (vi)    ADDENDUM TO MANAGEMENT AGREEMENT DATED MARCH 16, 1998.*
         (vii)   ADDENDUM TO MANAGEMENT AGREEMENT DATED OCTOBER 21, 1998.*
         (viii)  ADDENDUM TO MANAGEMENT AGREEMENT DATED JUNE 30, 2003.
                 Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement filed on Form N-1A on March 31,
                 2004.

         (ix) ADDENDUM TO MANAGEMENT AGREEMENT DATED MARCH 11, 2004 (BALANCED SERIES). FILED HEREIN.

----------
         * Incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement filed on Form N-1A on March 29, 2002.

   (e) UNDERWRITING CONTRACTS. Distribution Agreement. Incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement filed on Form N-1A on March 29, 2002.

   (f)   BONUS OR PROFIT SHARING CONTRACT. Equity Based Plans for
         Non-Interested Persons, Directors and Trustees of Lord Abbett Funds is incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement filed on Form N-1A on March 30, 2001.

   (g)   (i)   CUSTODIAN AGREEMENT. Incorporated by reference to Post-Effective
               Amendment No. 32 to the Registration Statement filed on Form N-1A on March 29, 2002.
         (ii)  AMENDMENT TO CUSTODIAN AGREEMENT. Incorporated by reference to
               Post-Effective Amendment No. 36 to the Registration Statement filed on Form N-1A on March 31, 2004.

   (h)   OTHER MATERIAL CONTRACTS.
         (i)   TRANSFER AGENCY AGREEMENT. Incorporated by reference.
         (ii) ADMINISTRATIVE SERVICES AGREEMENT. Incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement filed on Form N-1A on March 28, 2003.
         (iii) FORM OF AMENDMENT TO ADMINISTRATIVE SERVICES AGREEMENT. Incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement filed on Form N-1A on June 26, 2003.

   (i)   LEGAL OPINION. FILED HEREIN.

   (j)   OTHER OPINION. Consent of Deloitte & Touche LLP. Not applicable

   (k)   OMITTED FINANCIAL STATEMENTS.  Not applicable.

   (l)   INITIAL CAPITAL AGREEMENTS. Not applicable.

   (m)   RULE 12b-1 PLANS.
                 (i)    Form of Rule 12b-1 Class A Plan.*
                 (ii)   Form of Rule 12b-1 Class B Plan.*
                 (iii)  Form of Rule 12b-1 Class C Plan.*
                 (iv)   Form of Rule 12b-1 Class P Plan.*

----------
       * Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement filed on Form N-1A on March 31, 2004.

   (n) AMENDED AND RESTATED RULE 18f-3 PLAN. Incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement filed on Form N-1A on June 26, 2003.

   (O)   RESERVED.

   (p) CODE OF ETHICS. Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement filed on Form N-1A on March 31, 2004.

Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND
         -----------------------------------------------------------
         None.

Item 25. INDEMNIFICATION
         ---------------

         The Registrant is a Delaware statutory trust established under Chapter 38 of Title 12 of the Delaware Code. The Registrant's Declaration and Agreement of Trust at Section 4.3 relating to indemnification of trustees, officers, etc. states the following:

         The Trust shall indemnify each of its Trustees, officers, employees and agents (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body in which he or she may be or may have been involved as a party or otherwise or with which he or she may be or may have been threatened, while acting as Trustee or as an officer, employee or agent of the Trust or the Trustees, as the case may be, or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, EXCEPT with respect to any matter as to which he or she shall have been adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or any Series thereof. Notwithstanding anything herein to the contrary, if any matter which is the subject of indemnification hereunder relates only to one Series (or to more than one but not all of the Series of the Trust), then the indemnity shall be paid only out of the assets of the affected Series. No individual shall be indemnified hereunder against any liability to the Trust or any Series thereof or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In addition, no such indemnity shall be provided with respect to any matter disposed of by settlement or a compromise payment by such Trustee, officer, employee or agent, pursuant to a consent decree or otherwise, either for said payment or for any other expenses unless there has been a determination that such compromise is in the best interests of the Trust or, if appropriate, of any affected Series thereof and that such Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or, if appropriate, of any affected Series thereof, and did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. All determinations that the applicable standards of conduct have been met for indemnification hereunder shall be made by (a) a majority vote of a quorum consisting of disinterested Trustees who are not parties to the proceeding relating to indemnification, or (b) if such a quorum is not obtainable or, even if obtainable, if a majority vote of such quorum so directs, by independent legal counsel in a written opinion, or (c) a vote of Shareholders (excluding Shares owned of record or beneficially by such individual). In addition, unless a matter is disposed of with a court determination (i) on the merits that such Trustee, officer, employee or agent was not liable or (ii) that such Person was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, no indemnification shall be provided hereunder unless there has been a determination by independent legal counsel in a written opinion that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         The Trustees may make advance payments out of the assets of the Trust or, if appropriate, of the affected Series in connection with the expense of defending any action with respect to which indemnification might be sought under this Section 4.3. The indemnified Trustee, officer, employee or agent shall give a written undertaking to reimburse the Trust or the Series in the event it is subsequently determined that he or she is not entitled to such indemnification and
         (a) the indemnified Trustee, officer, employee or agent shall provide security for his or her undertaking, (b) the Trust shall be insured against losses arising by reason of lawful advances, or (c) a majority of a quorum of disinterested Trustees or an independent legal counsel in a written opinion shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The rights accruing to any Trustee, officer, employee or agent under these provisions shall not exclude any other right to which he or she may be lawfully entitled and shall inure to the benefit of his or her heirs, executors, administrators or other legal representatives.

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         In addition, the Registrant maintains a trustees' and officers' errors and omissions liability insurance policy protecting trustees and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as trustees or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
         ----------------------------------------------------

         Lord, Abbett & Co. LLC acts as investment adviser for the Lord Abbett registered investment companies and provides investment management services to various pension plans, institutions, and individuals. Lord Abbett Distributor LLC, a limited liability company, serves as their distributor and principal underwriter. Other than acting as trustees, directors and/or officers of open-end investment companies managed by Lord, Abbett & Co. LLC, none of Lord, Abbett & Co. LLC's partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner, or trustee of any entity.

Item 27. PRINCIPAL UNDERWRITER
         ---------------------

 (a) Lord Abbett Distributor LLC serves as principal underwriter for the Registrant. Lord Abbett Distributor LLC also serves as principal underwriter for the following Lord Abbett-sponsored funds:

         Lord Abbett Affiliated Fund, Inc.
         Lord Abbett Blend Trust
         Lord Abbett Bond-Debenture Fund, Inc.
         Lord Abbett Developing Growth Fund, Inc.
         Lord Abbett Global Fund, Inc.
         Lord Abbett Large-Cap Growth Fund
         Lord Abbett Mid-Cap Value Fund, Inc.
         Lord Abbett Research Fund, Inc.
         Lord Abbett Securities Trust
         Lord Abbett Series Fund, Inc.
         Lord Abbett Tax-Free Income Fund, Inc.
         Lord Abbett Tax-Free Income Trust
         Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

 (b) Lord Abbett Distributor LLC is a wholly-owned subsidiary of Lord, Abbett & Co. LLC. The principal officers of Lord, Abbett Distributor LLC are:

      NAME AND PRINCIPAL               POSITIONS AND OFFICES WITH          POSITIONS AND OFFICES
      BUSINESS ADDRESS *               LORD ABBETT DISTRIBUTOR LLC         WITH REGISTRANT
      ------------------               ---------------------------         ---------------------
      Robert S. Dow                    Chief Executive Officer             Chairman and President
      Paul A. Hilstad                  General Counsel                     Vice President & Secretary
      Lawrence H. Kaplan               Assistant General Counsel           Vice President & Assistant Secretary
      Marion Zapolin                   Chief Financial Officer             Not Applicable

      * Each Officer has a principal business address of:
        90 Hudson Street, Jersey City, New Jersey 07302

 (c)     Not applicable.

Item 28. LOCATION OF ACCOUNTS AND RECORDS
         --------------------------------

         The Registrant maintains the records required by Rules 31a - 1(a) and
         (b), and 31a - 2(a) at its main office.

         Lord, Abbett & Co. LLC maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

         Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

29.      MANAGEMENT SERVICES
         -------------------
         None.

Item 30. UNDERTAKINGS
         ------------

         The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

         The Registrant undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jersey City, and State of New Jersey on the 19th day of August, 2004.

                         LORD ABBET INVESTMENT TRUST

                         BY:   /s/ CHRISTINA T. SIMMONS
                               ------------------------
                               Christina T. Simmons
                               Vice President & Secretary

                         BY:   /s/ JOAN A. BINSTOCK
                               --------------------
                               Joan A. Binstock
                               Chief Financial Officer and Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                         TITLE                       DATE
----------                         -----                       ----
Robert S. Dow *                    Chairman, President         August 19, 2004
----------------                   and Director
Robert S. Dow

E. Thayer Bigelow *                Director                    August 19, 2004
--------------------
E. Thayer Bigelow

William H. T. Bush*                Director                    August 19, 2004
--------------------
William H. T. Bush

Robert B. Calhoun, Jr.*            Director                    August 19, 2004
------------------------
Robert B. Calhoun, Jr.

Julie A. Hill*                     Director                    August 19, 2004
---------------
Julie A. Hill

Franklin W. Hobbs*                 Director                    August 19, 2004
-------------------
Franklin W. Hobbs

C. Alan MacDonald*                 Director                    August 19, 2004
-------------------
C. Alan MacDonald

Thomas J. Neff*                    Director                    August 19, 2004
----------------
Thomas J. Neff

* By   /s/ CHRISTINA T. SIMMONS
       ------------------------
       Christina T. Simmons
       Attorney - in - Fact

                                POWER OF ATTORNEY

     Each person whose signature appears below on this Registration Statement hereby constitutes and appoints Paul A. Hilstad, Lawrence H. Kaplan and Christina T. Simmons, each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                         TITLE                       DATE
----------                         -----                       ----
/s/ Robert S. Dow                  Chairman, President         March 11, 2004
-----------------                  and Director/Trustee
Robert S. Dow

/s/ E. Thayer Bigelow              Director/Trustee            March 11, 2004
---------------------
E. Thayer Bigelow

/s/ William H.T. Bush              Director/Trustee            March 11, 2004
---------------------
William H. T. Bush

/s/ Robert B. Calhoun, Jr.         Director/Trustee            March 11, 2004
--------------------------
Robert B. Calhoun, Jr.

/s/ Julie A. Hill                  Director/Trustee            March 11, 2004
-----------------
Julie A. Hill

/s/ Franklin W. Hobbs              Director/Trustee            March 11, 2004
---------------------
Franklin W. Hobbs

/s/ C. Alan MacDonald              Director/Trustee            March 11, 2004
---------------------
C. Alan MacDonald

/s/ Thomas J. Neff                 Director/Trustee            March 11, 2004
------------------
Thomas J. Neff

                                    EXHIBIT A

                        Lord Abbett Affiliated Fund, Inc.

                             Lord Abbett Blend Trust

                      Lord Abbett Bond-Debenture Fund, Inc.

                    Lord Abbett Developing Growth Fund, Inc.

                          Lord Abbett Global Fund, Inc.

                          Lord Abbett Investment Trust

                        Lord Abbett Large-Cap Growth Fund

                      Lord Abbett Mid-Cap Value Fund, Inc.

                         Lord Abbett Research Fund, Inc.

                          Lord Abbett Securities Trust

                          Lord Abbett Series Fund, Inc.

                     Lord Abbett Tax-Free Income Fund, Inc.

                        Lord Abbett Tax-Free Income Trust

         Lord Abbett U.S. Government & Government Sponsored Enterprises
                             Money Market Fund, Inc.